UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
___________________

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APi Group Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Chubb
POWERED BY APi GROUP
Chubb

TESSIER

APi GROUP 100 years

2026 Notice of Annual Meeting & Proxy Statement

MAY 15, 2026 AT 8:30AM CT

Notice of 2026 Annual Meeting of Shareholders
It is my pleasure to invite you to attend APi Group Corporation’s ("APi" or the "Company") 2026 Annual
Meeting of Shareholders (“2026 Annual Meeting”). The 2026 Annual Meeting will be held on May 15, 2026, at 8:30 a.m. (Central Time) in virtual-only format conducted via live webcast at
www.virtualshareholdermeeting.com/APG2026. You will be able to participate, submit questions and vote your shares electronically. The information for how to attend virtually and vote at the 2026 Annual Meeting is described below. At the 2026 Annual Meeting, you will be asked to:
1.Elect nine directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders;
2.Ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.Approve, on an advisory basis, the compensation of our named executive officers;
4.Approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our NEOs; and
5.Transact such other business as may properly come before the 2026 Annual Meeting and any adjournment or postponement of the 2026 Annual Meeting.
Only shareholders of record as of the close of business on March 20, 2026, may vote at the 2026 Annual
Meeting.
It is important that your shares be represented at the 2026 Annual Meeting, regardless of the number of shares you may hold. Whether or not you plan to attend, please vote using the Internet, by telephone or by mail, in each case by following the instructions in our proxy statement. This will not prevent you from voting your shares in person if you are present virtually at the 2026 Annual Meeting.
Louis B. Lambert
Senior Vice President, General Counsel and Secretary
April 3, 2026
We have elected to use the “Notice and Access” method of providing our proxy materials over the
Internet. Accordingly, we mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report on or about April 3, 2026.
Our proxy statement and annual report are available online at
http://materials.proxyvote.com/00187Y.
APi Group Corporation, 1100 Old Highway 8 NW, New Brighton, MN 55112

1

PROXY SUMMARY
Annual Meeting

Date and Time May 15, 2026 8:30 a.m. (Central Time)	Location Virtual-only at www.virtualshareholdermeeting.com/APG2026	Record Date March 20, 2026
Voting Matters and Board Recommendations

Matter	Board Recommendation	Page
Proposal 1—Election of Directors	FOR each Director Nominee	13
Proposal 2—Ratification of KPMG as Independent Auditor	FOR	38
Proposal 3—Advisory Vote on Executive Compensation	FOR	40
Proposal 4—Advisory Vote on Frequency of Future Advisory Votes on Executive Compensation	FOR 1 YEAR	41
How to Vote

Before the Meeting			During the Meeting
via the Internet at www.proxyvote.com	by Mail	by Telephone at 1-800-690-6903	www.virtualshareholdermeeting.com/APG2026
Board of Directors

Name	Director Since	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Sir Martin E. Franklin, Board Co-Chair	2017	No
James E. Lillie, Board Co-Chair	2017	Yes
Ian G.H. Ashken	2019	Yes	✓*		✓
Russell A. Becker	2019	No
Paula D. Loop	2022	Yes	✓	✓
Anthony E. Malkin	2019	Yes			✓
Thomas V. Milroy	2017	Yes		✓*
Cyrus D. Walker	2019	Yes		✓	✓*
Carrie A. Wheeler	2019	Yes	✓
✓ Member* Chair

Who We Are

We are a global, market-leading **business service provider of statutorily mandated** safety and specialty services.

We provide services to a strong base of **long-standing customers across diverse end markets.**

We have a winning **leadership culture** driven by an entrepreneurial environment that delivers innovative solutions for our customers.

In our **Safety Services Segment**, we safeguard our clients' personnel, properties, and high-value assets with expertly designed and installed fire detection and suppression systems, security and monitoring solutions, elevators, and escalators. We offer comprehensive fire protection with state-of-the-art alarms and suppression technologies, ensuring full safety and regulatory compliance. Our 24/7 services include inspections, repairs, contractual maintenance, testing, and modernization, complemented by advanced remote monitoring, surveillance, and temperature scanning, guaranteeing robust protection and seamless operational efficiency for our customers.

In our **Specialty Services Segment**, we provide premier service and solutions with regional and national scope capabilities, specializing in infrastructure, energy, telecommunications, fabrication, and material distribution. Renowned for our best-in-class, self-performing specialty capabilities, we deliver full-scope, self-performed offerings backed by deep industry expertise. Our mission is to enhance operational efficiency and performance through comprehensive planned services, system maintenance, repairs, and tailored solutions. We ensure seamless support across multiple end markets, consistently meeting the diverse needs of our customers.

10/16/60+ Long-Term Financial Targets

$10B+ REVENUE BY 2028 (MSD ORGANIC)

60%+ OF REVENUE FROM SERVICES

GROWING
IMPROVING
GENERATING
EXPANDING
APi GROUP

$3.0B+ CUMULATIVE ADJ. FREE CASH FLOW

16%+ ADJ. EBITDA MARGIN BY 2028

We aspire to be the **#1 people-first company** and **#1 in business performance** in our industry.

OUR CENTRAL PREMISE

As Leaders, we recognize that our success happens only when our Branches and Field Leaders are successful. All of our people are foundational to creating value.

2

Proxy Summary

3

Proxy Summary
Financial Highlights
In 2025, we delivered strong earnings growth, ending 2025 with record net income of $302 million and record Adjusted EBITDA of $1,041 million, up 16.6% from 2024. This was supported by a 50 basis point improvement in EBITDA margin, ending the year at 13.2%, exceeding our 13% goal by 2025.

$7,018
$7,911
+12.7%
2024
2025
NET REVENUE
($ MILLIONS)
$250
$302
+20.8%
2024
2025
NET INCOME
($ MILLIONS)
$893
$1,041
+16.6%
2024
2025
ADJ. EBITDA[1]
($ MILLIONS)
12.7%
13.2%
+50bps
2024
2025
ADJ. EBITDA MARGIN[1]

1 Refer to Appendix A for reconciliation of non-GAAP measures to most directly comparable GAAP measures.

2025 EXECUTIVE COMPENSATION HIGHLIGHTS

PAY FOR PERFORMANCE

85%
CEO Pay at Risk

74%
Other NEOs Pay at Risk

SHAREHOLDER SUPPORT

97.2%
Say-on-Pay Support

MARKET INFORMED

16
Company Peer Group

STRATEGICALLY ALIGNED

100%
of incentives tied to financial performance

2025 CEO PAY DECISIONS

BASE PAY

0%
Base increase %

SHORT-TERM INCENTIVES

141.9%
2025 Short-Term Incentives Payout

LONG-TERM INCENTIVES

185.9%
2023-2025 3-Year Cumulative Adjusted EBITDA PSU Performance

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CORPORATE GOVERNANCE
Overview
We are committed to principles of effective corporate governance and to high ethical standards, as well as compliance with all applicable governance standards of the SEC and the NYSE. Highlights of our current governance framework are described below.

✓	Annual election of all directors	✓	Board oversight of risk management
✓	Independent Lead Director and Committees	✓	Executive Sessions during each Board meeting with non-employee directors in attendance
✓	Separate CEO and Board Co-Chairs	✓	Annual Board and Committee self-evaluations
✓	Majority voting standard for uncontested director elections	✓	Age limit for directors (75)
✓	Code of Conduct for all directors and executives	✓	Director and executive officer stock ownership requirements
✓	Clawback policy for performance-based compensation	✓	Significant communication between directors and leadership team
Corporate Governance Guidelines
Our Board has adopted Corporate Governance Guidelines (the “Governance Guidelines”) that set forth our governance principles and policies relating to, among other things:
•director independence;
•director qualifications and responsibilities;
•mandatory retirement age for independent directors at 75;
•Board structure and meetings;
•leadership team succession; and
•the performance evaluation of our Board and its Committees.
Our Governance Guidelines are available in the Investor Relations section of our website at
www.apigroup.com. The Board reviews its Governance Guidelines from time to time to evaluate evolving corporate governance practices and to ensure the guidelines continue to best serve the Company and its shareholders.
Board Composition
We believe our Board has the right mix of perspectives and experience to appropriately support the
Company’s current "10-16-60+" long-term strategy and to oversee the most important risks to that strategy. Our Board brings deep expertise and broad perspectives from a diversity of industry experiences, backgrounds, nationalities, ages, and other attributes. We evaluate a wide range of criteria when considering director candidates, including, among others, functional areas of experience, educational background, employment experience, and industry-specific experience.
We believe that this diversity generates better ideas and perspectives, increases the Board’s overall effectiveness, and puts it in a better position to make complex decisions and execute the Company's long-term strategic objectives. When selecting new Board nominees, the Board assesses such factors as it deems necessary to develop an effective Board, including leadership, integrity, judgment, intelligence, interpersonal skills, and the willingness and ability of the candidate to devote adequate time to Board duties for a sustained period.
The Board, in consultation with the Nominating and Corporate Governance Committee, will continue to evaluate whether the Board has the right overall balance of perspectives, backgrounds, and experiences to support the Company’s long-term strategy.

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Corporate Governance
Board Leadership Structure
The Board has not adopted a formal policy to separate or combine the offices of Chief Executive Officer
(“CEO”) and Co-Chairs of the Board. Instead, the Board remains free to make this determination from time to time in a manner that they deem most appropriate for the Company. Currently, we separate the positions of our CEO and Co-Chairs of the Board. The CEO is responsible for the day-to-day leadership and performance of the Company, while the Co-Chairs of the Board provide strategic guidance to the
CEO and set the agenda for and preside over the Board meetings. We believe that the current separation provides a more effective monitoring and objective evaluation of the CEO’s performance. The separation also allows the Co-Chairs of the Board to strengthen the Board’s oversight of our performance and governance standards.
Director Independence
The Board has affirmatively determined that each of Directors Lillie, Ashken, Loop, Malkin, Milroy,
Walker and Wheeler are “independent” as that term is defined under the applicable rules and regulations of the SEC and the NYSE listing standards, as well as our Governance Guidelines. Mr. Milroy serves as lead independent director. Sir Martin is not independent under NYSE listing standards because he controls the entity that receives advisory fees from the Company. As CEO of the Company, Mr. Becker is also not independent.
Board Role in Risk Oversight
Our full Board has responsibility for overseeing APi’s overall approach to risk management and is actively engaged in addressing the most significant risks facing the company. The Board and its Committees oversee key risk areas. Our leadership team is responsible for day-to-day risk management, identification and mitigation, as well as bringing to the Board’s attention emerging risks and highlighting the top enterprise risks. We engage in an Enterprise Risk Management (“ERM”) process that evaluates risks over the short-term, medium-term and long-term. The ERM process consists of periodic risk assessments performed by various functional leader groups during the year. Our leadership team presents these assessments to the Audit Committee for their review, consideration, and input. The Board satisfies its oversight responsibility through reports by each Committee chair regarding the Committee’s considerations and actions (including from the Audit Committee Chair related specifically to the ERM process), as well as through regular reports directly from members of our leadership team responsible for oversight of particular risks within the Company.
Oversight of Cybersecurity
Our cybersecurity risk oversight program is designed to identify and mitigate cybersecurity risk for APi on a global basis to reduce business interruption and protect our confidential and proprietary information. Our program structure and governance are aligned against industry-standard cybersecurity frameworks. The full Board and our Audit Committee receive regular reports on cybersecurity matters, including the Company’s incident response plan.
Oversight of Sustainability
The Board receives reports on sustainability and corporate responsibility matters across the Company and both collaborates with APi’s leadership team and oversees the Company’s key ESG priorities and strategies, goal-setting, and external reporting on sustainability matters. The Audit Committee has oversight of the Company’s disclosure controls and procedures relating to public disclosure of sustainability measures and metrics.
The leadership team executes our sustainability strategy through the Sustainability Committee, whose purpose is to lead on matters of significance to APi and our stakeholders concerning sustainability and other matters of corporate social responsibility. The Committee oversees the impact of these matters on our business, strategies, operations, performance and reputation. The Sustainability Committee members include the CEO, Chief Financial Officer ("CFO"), General Counsel, and Chief Sustainability
Officer and is chaired by the Chief People Officer. It reflects the cross-functional nature of corporate responsibility matters and leverages expertise across our leadership team related to our business and functional expertise.

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Corporate Governance
Shareholder Engagement
The Board is committed to ongoing engagement with our shareholders. In 2025, Mr. Becker, our
President and CEO, Mr. Jackola, our Executive Vice President and Chief Financial Officer, and other senior leaders engaged extensively with investors and analysts to discuss APi’s business, strategy, financial performance, capital allocation priorities, executive compensation, governance matters, and sustainability initiatives, which include leadership development and people safety.
Our leadership team interacted with investors representing more than 75% of shares outstanding. In addition, investors representing approximately 35% of shares outstanding received invitations to participate in discussions about executive compensation, governance, and sustainability matters.
Investors and sell-side analysts have several avenues to engage with APi Leadership. In May 2025, we hosted an Investor Day to present an update on our business and our new "10-16-60+" long-term strategic targets. We host quarterly earnings calls where our CEO and CFO spend a majority of the time answering investor and analyst questions. We routinely have one-on-one meetings with current and prospective investors and attend sell-side investor conferences relevant to our industry. Finally, we host trips into the field for investors and analysts to interact first-hand with our field leaders and to better understand the work we do.
Feedback from shareholders is summarized and presented to the Nominating and Corporate Governance
Committee and the Board for consideration. The Board believes that feedback from shareholders can enhance APi’s performance and return to shareholders.
Code of Business Conduct and Ethics
Our Code of Business Conduct and Ethics (“Code of Conduct”) supports our culture and establishes the standards of ethical conduct applicable to all our directors, officers, and APi team members. In addition, we have adopted a Code of Ethics for Senior Financial Officers (“Code of Ethics”) applicable to our CEO and senior financial officers. Copies of our Code of Conduct and Code of Ethics are publicly available in the Investor Relations section of our website at www.apigroup.com. We will also provide a copy of these documents to shareholders upon request.  We maintain an ethics helpline as set forth in our Code of
Conduct so that any suspected violation of our Code of Conduct can be reported confidentially, without fear of retaliation. Any waiver of our Code of Conduct with respect to our directors or executive officers may only be approved by our Board or the Audit Committee and will be disclosed on our website, as may be required under applicable SEC and NYSE rules.
Board and Committee Meetings
During 2025, the Board held a total of six meetings. Each incumbent director attended at least 75% of the aggregate of (i) the total number of meetings of the Board during the period for which he or she was a director and (ii) the total number of meetings of all Board committees (the “Committees”) on which he or she served during the period for which he or she was a director. It is the policy of the Board to encourage its members to attend our Annual Meeting of Shareholders. A majority of our Board members attended the 2025 Annual Meeting of Shareholders.
During 2025, our Board generally held executive sessions, or meetings of non-employee directors without members of our leadership team present, as part of regularly scheduled Board, Audit
Committee, Compensation Committee, and Nominating and Corporate Governance Committee meetings.
Our Board Co-Chairs preside over executive sessions of the Board. Directors Ashken, Milroy, and Walker generally preside over the executive sessions of the Audit, Compensation, and Nominating and
Corporate Governance Committees, respectively.
Board Committees
Our Board has three standing Committees: an Audit Committee, a Compensation Committee, and a
Nominating and Corporate Governance Committee. Copies of the committee charters setting forth the responsibilities of the Committees are available in the Investor Relations section of our website at
www.apigroup.com, and such information is also available in print to any shareholder who requests it through our Investor Relations department by email to investorrelations@apigroupinc.us. The
Committees will periodically review their respective charters and recommend any needed revisions to the Board.

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Corporate Governance
As an example, in 2025, the Board of Directors amended the Nominating and Corporate Governance
Committee Charter to provide that that the Nominating and Corporate Governance Committee first considers any proposed director resignation or vacancy and then makes a recommendation to the Board for a final decision. In addition, the Board tasked the Nominating and Corporate Governance Committee with considering and evaluating any potential shareholder proposals related to governance matters before they are presented to the Board for a final decision. We believe that these changes help to ensure independence and rigor in the Board's decision making on governance matters that we know--through our shareholder engagement efforts--are important to our shareholders.
The following is a summary of the composition of each Committee:

Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Ian G.H. Ashken*	Paula D. Loop	Ian G.H. Ashken
Paula D. Loop	Thomas V. Milroy*	Anthony E. Malkin
Carrie A. Wheeler	Cyrus D. Walker	Cyrus D. Walker*
* Committee Chair
Audit Committee
Number of Meetings in 2025: Four
Responsibilities. Our Audit Committee operates pursuant to a formal charter that governs the responsibilities of the Audit Committee. The Audit Committee is responsible for, among other things:
•overseeing preparation of our financial statements, the financial reporting process and our compliance with legal and regulatory matters, including sustainability reporting;
•appointing and overseeing the work of our independent auditor;
•preapproving all auditing services and permitted non-auditing services to be performed for us by our independent auditor and approving the fees associated with such work;
•approving the scope of the annual audit;
•reviewing interim and year-end financial statements;
•overseeing our internal audit function, reviewing any significant reports to the leadership team arising from such internal audit function and reporting to the Board;
•approving the Audit Committee report required to be included in our annual proxy statement;
and
•reviewing and pre-approving all related party transactions pursuant to the Company's Related
Party Transaction Policy.
The Audit Committee has the power to investigate any matter brought to its attention within the scope of its duties and to retain counsel for this purpose where appropriate.
Independence and Financial Expertise. The Board has reviewed the background, experience and independence of the Audit Committee members and based on this review, has determined that each member of the Audit Committee:
•meets the independence requirements of the NYSE governance listing standards;
•meets the enhanced independence standards for Audit Committee members required by the
SEC; and
•is financially literate, knowledgeable and qualified to review financial statements.
In addition, the Board has determined that each of Directors Ashken, Loop, and Wheeler qualifies as an
“audit committee financial expert” under SEC rules.
Compensation Committee
Number of Meetings in 2025: Three
Responsibilities. Our Compensation Committee operates pursuant to the Compensation Committee
Charter, last amended in December 2023, the Compensation Committee is responsible for, among other

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Corporate Governance
things:
•reviewing and approving corporate goals and objectives with respect to compensation for the
CEO and other non-CEO Section 16 executive officers, and approving the CEO and other non-
CEO Section 16 executive officer's compensation;
•reviewing and approving the Company's equity-based compensation plans, stock purchase plans, and 401k profit-sharing plans; including reviewing and approving the target performance benchmarks, if any, and range of aggregate value of our annual incentive program for the CEO and other non-CEO Section 16 executive officers;
•reviewing and approving on a periodic basis compensation and benefits paid to directors;
•reviewing and approving our executive officer compensation-related plans and policies; and
•approving the Compensation Committee report on executive compensation required to be included in our annual proxy statement.
Independence. The Board has reviewed the background, experience and independence of the
Compensation Committee members and based on this review, has determined that each member of the
Compensation Committee:
•meets the independence requirements of the NYSE governance listing standards;
•is a “non-employee director” within the meaning of Rule 16b-3 under the Securities Exchange
Act of 1934, as amended (the “Exchange Act”); and
•meets the enhanced independence standards for compensation committee members established by the SEC.
Compensation Committee Interlocks and Insider Participation. None of the members of the
Compensation Committee who presently serve or, in the past year, have served on the Compensation
Committee has interlocking relationships as defined by the SEC or had any relationships requiring disclosure by the Company under the SEC’s rules requiring disclosure of certain relationships and related party transactions.
The Compensation Committee has the authority to delegate any of its responsibilities to subcommittees as it may deem appropriate in its sole discretion.
Use of Compensation Consultant
The Compensation Committee has the authority to retain compensation consultants, outside counsel and other advisors as it may deem appropriate in its sole discretion. The Compensation Committee has sole authority to approve related fees and retention terms.
Since 2020, the Compensation Committee has utilized the services of Willis Tower Watson (“WTW”), a global human resources and risk management consulting firm, which acted as its compensation consultant to assist in reviewing competitive market data and preparing proposals for 2025 executive compensation. The total fees paid to WTW for these services in 2025 were approximately $100,755.
During 2025, our leadership team also retained separate business units of WTW (Corporate Risk &
Broking and Retirement) to provide insurance brokerage and human-capital management services to the
Company. The total fees paid to WTW’s separate business units with respect to services provided during
2025 (excluding services provided as compensation consultant as discussed above) were approximately
$4.0 million. The Compensation Committee was not involved in our leadership team’s decision to retain these separate business units of WTW to provide such services.
The Compensation Committee determined that the work of the separate business units of WTW on matters other than executive compensation did not raise any conflict of interest with WTW’s services as compensation consultant. It took into account, among other factors, WTW’s policies and procedures relating to the prevention and mitigation of conflicts of interest, and the use of separate teams for compensation consulting services and other services provided by WTW and its business units, and it determined that WTW is independent.

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Corporate Governance
Nominating and Corporate Governance Committee
Number of Meetings in 2025: Two
Responsibilities. Our Nominating and Corporate Governance Committee operates pursuant to a formal charter that governs the responsibilities of the Nominating and Corporate Governance Committee.
Pursuant to the Nominating and Corporate Governance Committee Charter, the Nominating and
Corporate Governance Committee is responsible for, among other things:
•assisting our Board in identifying prospective director nominees and recommending nominees for each annual meeting of shareholders to our Board;
•leading the search for individuals qualified to become members of the Board and selecting director nominees to be presented for shareholder approval at our annual meetings;
•reviewing the Board’s committee structure and recommending to the Board for approval directors to serve as members of each committee;
•developing and recommending to the Board for approval a set of corporate governance guidelines and generally advising the Board on corporate governance matters;
•reviewing such corporate governance guidelines on a periodic basis and recommending changes as necessary;
•reviewing director nominations submitted by shareholders;
•considering any proposed director resignation or vacancy and then making a recommendation to the Board for their approval; and
•considering and evaluating any potential shareholder proposals related to governance matters and then making a recommendation to the Board for their approval.
The Nominating and Corporate Governance Committee may, when it deems appropriate, delegate certain of its responsibilities to one or more Nominating and Corporate Governance Committee members or subcommittees.
Independence. The Board has reviewed the background, experience, and independence of the
Nominating and Corporate Governance Committee members and based on this review, has determined that each member of the Nominating and Corporate Governance Committee meets the independence requirements of the NYSE governance standards and SEC rules and regulations.
Consideration of Director Nominees. The Nominating and Corporate Governance Committee considers possible candidates for nominees for directors from many sources, including shareholders. The
Nominating and Corporate Governance Committee evaluates the suitability of potential candidates nominated by shareholders in the same manner as other candidates recommended to the Nominating and Corporate Governance Committee. Shareholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee to become nominees for election to the Board at an annual meeting of shareholders may do so by delivering a written recommendation to our Secretary at the following address: APi Group Corporation, 1100 Old Highway 8 NW, New Brighton,
Minnesota 55112, Attn: General Counsel and Secretary, generally not less than 90 nor more than 120 calendar days before the first anniversary of the date on which the Company held the preceding year’s annual meeting of shareholders. Submissions must include, among other things, (i) all information relating to the individual subject to such nomination that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Regulation 14A under the Exchange Act, (ii) such individual’s written consent to being named in a proxy statement as a nominee and to serving as director if elected, and (iii) such other information as may be required by our bylaws, including information with respect to the shareholder giving notice of such nomination.
In making nominations, the Nominating and Corporate Governance Committee is required to submit candidates who have the highest personal and professional integrity, who have demonstrated exceptional ability and judgment and who will be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. In evaluating nominees, the Nominating and Corporate Governance Committee will consider the following attributes, which are desirable for a member of the Board: leadership, independence, interpersonal skills, financial acumen, business experiences, industry knowledge and diversity of viewpoints. As discussed above in "Board

10

Corporate Governance
Composition," we also recognize the value and strategic importance of Board diversity.
Insider Trading Policy
The Board has adopted an insider trading policy which governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and other covered persons and is designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company's Insider Trading Policy is filed as Exhibit 19.1 to the
Company's most recent Annual Report on Form 10-K. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements.
Anti-Hedging Policy
The Company's Insider Trading Policy, which is applicable to all team members (including executive officers) and directors of the Company, prohibits team members or directors from engaging in hedging transactions that allow such person to continue to own the Company's equity securities, but without the full risks and rewards of ownership or that otherwise hedge or offset any decrease in the market value of
Company's shares.
Communications with the Board
Shareholders and other interested parties may communicate with members of the Board in writing to:
Chair of the Board, c/o General Counsel and Secretary, APi Group Corporation, 1100 Old Highway 8 NW,
New Brighton, MN 55112.
The Board has approved a process for handling correspondence received by the Company and addressed to non-employee directors. Under that process, any Chair or an officer delegated by the Co-Chairs
(“Delegated Officer”) reviews all such correspondence and maintains a log of all such correspondence and forwards to the directors copies of all correspondence that, in the opinion of any Chair or the
Delegated Officer, deal with the functions of the Board or Committees thereof or that any Chair or
Delegated Officer otherwise determines requires their attention. Any Chair or Delegated Officer may screen frivolous or unlawful communications and commercial advertisements. Directors may at any time review the log.
Certain Relationships and Related Party Transactions
Since January 1, 2025, we did not enter into any related party transactions other than as set forth below.
Advisory Services Agreement
On October 1, 2019, we entered into an Advisory Services Agreement with Mariposa Capital, LLC, an affiliate of Sir Martin. Under this agreement, Mariposa Capital, LLC agreed to provide certain services, including corporate development and advisory services, advisory services with respect to mergers and acquisitions, investor relations services, strategic planning advisory services, capital expenditure allocation advisory services, strategic treasury advisory services and such other services relating to the
Company as may from time to time be mutually agreed. In connection with these services, Mariposa
Capital, LLC is entitled to receive an annual fee equal to $4,000,000, payable in quarterly installments.
The initial term of this agreement was through October 1, 2020 and has been and will in the future be automatically renewed for successive one-year terms unless either party notifies the other party in writing of its intention not to renew this agreement no later than 90 days prior to the expiration of the term. This agreement may only be terminated by the Company upon a vote of a majority of our directors. In the event that this agreement is terminated by the Company, the effective date of the termination will be six months following the expiration of the initial term or a renewal term, as the case may be.
Policy Regarding Related Party Transactions
The Board has determined that the Audit Committee is best suited to review and pre-approve transactions with related persons, in accordance with the policy set forth in the Audit Committee

11

Corporate Governance
Charter. Such review will apply to any material transaction or series of related transactions or any material amendment to any such transaction involving a related person and the Company or any subsidiary of the Company. For purposes of the policy, “related persons” consists of executive officers, directors, director nominees, any shareholder beneficially owning more than 5% of the issued and outstanding common stock, and immediate family members of any such persons. In reviewing related person transactions, the Audit Committee takes into account all factors that it deems appropriate, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. No member of the Audit Committee is permitted to participate in any review, consideration or approval of any related person transaction in which the director or any of his or her immediate family members is the related person.
Director Compensation
We pay our non-employee directors as follows, with the cash amounts paid quarterly:
•Cash Retainer. $85,000 annually.
•Committee Fees. $10,000 member fee annually per committee.
•Committee Chair Fees. The chairs of our Nominating and Corporate Governance and
Compensation Committees each receive a $20,000 chair fee annually and the chair of our
Audit Committee receives a $25,000 chair fee annually. Chair fees are in lieu of standard
Committee Fees.
•Annual Equity Award. Each non-employee director is granted annually a number of restricted stock units with a value of $145,000 at the date of issue. The restricted stock units vest and settle into shares of common stock on the one-year anniversary of issuance.
•Compensation Election. Each non-employee director has the option to elect receiving their annual cash retainer and committee/chair fees within their annual equity award instead of receiving cash.
Our directors are entitled to be reimbursed by the Company for reasonable expenses incurred by them in the course of their directors’ duties relating to the Company.
Sir Martin does not receive any additional compensation for services as a director in light of his affiliation with Mariposa Capital, LLC, which provides advisory services to the Company in exchange for a fee. In addition, Mr. Becker, who serves as our CEO, is not entitled to receive any additional compensation for his services as a director.
The following table sets forth the non-employee director compensation for the year ended December 31,
2025.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Sir Martin E. Franklin	—	—	—
James E. Lillie	$85,000	$145,044	$230,044
Ian G.H. Ashken	$120,000	$145,044	$265,044
Paula D. Loop	$105,000	$145,044	$250,044
Anthony E. Malkin	—	$240,011	$240,011
Thomas V. Milroy	$105,000	$145,044	$250,044
Cyrus D. Walker	$115,000	$145,044	$260,044
Carrie A. Wheeler	—	$240,011	$240,011
(1)Represents the aggregate grant date fair values of restricted stock units granted during 2025, computed in accordance with FASB ASC Topic 718.
(2)The following table sets forth the aggregate number of restricted shares of our common stock at December
31, 2025 for each of our non-employee directors who receive an annual equity award as part of their director compensation:

12

Corporate Governance

Name	Aggregate Number of Restricted Stock Units Outstanding at December 31, 2025
James E. Lillie	4,740
Ian G.H. Ashken	4,740
Paula D. Loop	4,740
Anthony E. Malkin	7,844
Thomas V. Milroy	4,740
Cyrus D. Walker	4,740
Carrie A. Wheeler	7,844
Director Stock Ownership Guidelines
Under the stock ownership guidelines adopted by the Board, each independent director is expected to own, directly or indirectly, shares of our common stock having a value of at least 5x the amount of the annual Board member retainer within four years following the date they are first elected to the Board. All directors are in compliance with the Stock Ownership Guidelines.

13

Proposal 1—Election of Directors
Under our bylaws, directors are elected for a one-year term expiring at the next annual meeting of shareholders. Upon the recommendation of the Nominating and Corporate Governance Committee, our
Board has nominated Sir Martin E. Franklin, James E. Lillie, Ian G.H. Ashken, Russell A. Becker, Paula D.
Loop, Anthony E. Malkin, Thomas V. Milroy, Cyrus D. Walker and Carrie A. Wheeler for election or re-
election, each for a one-year term that will expire at the 2027 Annual Meeting of shareholders. Each of our directors consented to serve if elected.
Our bylaws provide that directors are elected by a majority of the votes cast with respect to the nominee for election to the Board at any meeting of shareholders at which directors are to be elected and a quorum is present, except in the case of a contested election. “A majority of the votes cast” means that the number of shares voted “for” a nominee for election to the Board exceeds the votes cast “against” such nominee and will not include abstentions. In a contested election, directors are elected by a plurality of the votes cast.
We believe that each of our directors has the experience, skills, and qualities to fully perform their duties as a director and contribute to the execution of our long-term strategy and to oversee the most important risks to that strategy. Our directors were nominated because we believe each is of high ethical character, highly accomplished in their field with superior credentials and recognition, has a personal and professional reputation that is consistent with our image and reputation, has the ability to exercise sound business judgment, and is able to dedicate sufficient time to fulfilling their obligations as a director. Our directors as a group complement each other and each of their respective experiences, skills and qualities so that collectively the Board operates in an effective, collegial and responsive manner. Below we have set out each director’s principal occupation and other pertinent information about particular experience, qualifications, attributes and skills that led the Board to conclude that such person should serve as a director.

Director Since 2017 Co-Chair Since 2019 Age: 61 Current Public Co. Boards: •Nomad Foods Limited •Element Solutions Inc •TIC Solutions, Inc. (formerly Acuren Corporation)	Sir Martin E. Franklin Founder and CEO, Mariposa Capital, LLC
Key Experience and Qualifications
Sir Martin has served as a director of APi Group Corporation since September 2017 and has served as Co-Chair since October 2019. His extensive experience as a CEO and
Board Chairman across several multi-national, publicly-traded organizations gives him a unique perspective on the critical issues facing leadership teams and board of directors, including long-term growth strategies, equity and debt market financing, the evaluation and execution of large-scale M&A transactions, capital allocation strategies, investor relations, corporate governance, and executive leadership.
Key Roles
▪Founder and CEO, Mariposa Capital, LLC, a private investment office (2013-present)
▪Co-Founder, CEO, and Chair, Jarden Corporation, a multi-national consumer packaged goods company (2001-2016)
▪Founder and Executive Chair[1], Element Solutions Inc, a specialty chemicals company
(2013-present)
▪Co-Founder and Co-Chair, Nomad Foods Limited, a leading European frozen food company (2013-present)
▪Chair and controlling shareholder, Sweet Oak Parent, LLC, a consumer products platform that includes Royal Oak Enterprises and Whole Earth Brands (2024-
present)
▪Co-Founder and Co-Chair, TIC Solutions, Inc. (formerly Acuren Corporation), a provider of critical asset integrity services (2022-present)
▪Director, Restaurant Brands International, Inc., a fast-food holding company
(2014-2019)
▪Chair and/or CEO of three public companies (between 1992-2000):
•Benson Eyecare Corporation, an optical products and services company
•Lumen Technologies, Inc., a manufacturer of lighting products
•Bollé Inc., a manufacturer of sunglasses, goggles and helmets
1  On March 23, 2026, Sir Martin announced that he will step down as Executive Chairman and as a director of the Board of Element Solutions Inc., effective at its 2026 Annual Meeting.

14

Proposal 1—Election of Directors

Director Since 2017
Co-Chair Since 2019
Age: 64
Other Public Co. Boards:
•Nomad Foods Limited
•TIC Solutions, Inc.
(formerly Acuren
Corporation)
Former Public Co. Boards
Within Past Five Years:
•Tiffany and Co.
James E. Lillie Former CEO, Jarden Corporation
Key Experience and Qualifications
Mr. Lillie has served as a director of APi Group Corporation since September 2017 and has served as Co-Chair since October 2019. His extensive experience as a CEO and
Board Chairman across several multi-national, publicly-traded organizations gives him a unique perspective on the critical issues facing leadership teams and board of directors, including long-term growth strategies, equity and debt market financing, the evaluation and execution of large-scale M&A transactions, capital allocation strategies, investor relations, corporate governance, and executive leadership.
Key Roles
▪CEO, Jarden Corporation, a multi-national consumer packaged goods company
(2011-2016); Chief Operating Officer (2003-2011) and President (2004-2011)
▪Executive Vice President of Operations, Moore Corporation, Limited (2000-2003)
▪Executive Vice President of Operations, Walter Industries, Inc., a Kohlberg, Kravis,
Roberts & Company (“KKR”) portfolio company (1999 to 2000)
▪Senior level management positions including human resources, manufacturing, finance and operations, World Color, Inc., a KKR portfolio company (1990-1999)

Director Since 2019 Age: 65 Committees: •Audit (Chair) •Nominating and Corporate Governance Other Public Co. Boards: •Nomad Foods Limited •Element Solutions Inc	Ian G.H. Ashken Co-Founder, Jarden Corporation
Key Experience and Qualifications
Mr. Ashken has served as a director of APi Group Corporation since October 2019. His extensive leadership experience board director across several multi-national, publicly-
traded organizations gives him a unique perspective on the critical issues facing leadership teams and board of directors, including long-term growth strategies, equity and debt market financing, the evaluation and execution of large-scale M&A transactions, capital allocation strategies, financial expertise, investor relations, corporate governance, and executive leadership.
Key Roles
▪Co-founder, Jarden Corporation, a multi-national consumer packaged goods company (2001-2016); served at various times as Vice Chairman, President, Chief
Financial Officer, Secretary
▪Vice Chairman and/or Chief Financial Officer of three public companies (between
1992 - 2000):
•Benson Eyecare Corporation, an optical products and services company
•Lumen Technologies, Inc., a manufacturer of lighting products
•Bollé Inc., a manufacturer of sunglasses, goggles and helmets

15

Proposal 1—Election of Directors

Director Since 2019 Age: 60 Other Public Co. Boards: •None	Russell A. Becker President and CEO, APi Group Corporation
Key Experience and Qualifications
Mr. Becker has served as a director of APi Group Corporation since October 2019. We believe Mr. Becker’s qualifications to serve on our Board include his extensive knowledge of APi Group and the industries and end markets in which it operates. Given his years of executive leadership with the Company, Mr. Becker  brings a unique perspective on the critical issues facing the Company, including its long-term growth strategies, leadership development, financing, the evaluation and execution of M&A transactions, capital allocation strategies, and investor relations.
Key Roles
•President and CEO, APi Group Corporation, (2004-present); President and Chief
Operating Officer, APi Group, Inc. (2002-2004)
•Various leadership roles, The Jamar Company, a subsidiary of APi Group, Inc.
(1995-2002)
•Project Manager, Ryan Companies, a design-build contractor that develops, designs, and constructs commercial real estate and facilities (1993-1995)
•Director, Liberty Diversified Industries, a privately held paper, packaging,  and building products company (2017-2024)
•Director, Marvin Companies, a privately held window and door manufacturer (2019-
present)

Director Since 2022 Age: 64 Committees: •Audit •Compensation Other Public Co. Boards: •Fastly, Inc. •Robinhood Markets, Inc.	Paula D. Loop Former Assurance Partner, PricewaterhouseCoopers
Key Experience and Qualifications
Ms. Loop has served as a director of APi Group Corporation since March 2022. We believe Ms. Loop’s qualifications to serve on our Board include her public company experience, specifically working with boards, audit committees across multiple markets and industry sectors on governance, accounting, financial reporting, sustainability, and
SEC reporting matters.
Key Roles
▪Assurance Partner, PricewaterhouseCoopers, an international professional services accounting firm (1983 - 2021)
•Leader of PwC’s Governance Insights Center
•Board of Partners (2017-2021)
•New York Metro Regional Assurance Leader

Director Since 2019 Age: 63 Committees: •Nominating and Corporate Governance Other Public Co. Boards: •Empire State Realty Trust, Inc.	Anthony E. Malkin Chairman and CEO, Empire State Realty Trust, Inc.
Key Experience and Qualifications
Mr. Malkin has served as a director of APi Group Corporation since October 2019. We believe Mr. Malkin’s qualifications to serve on our Board include his real estate investment experience, energy efficiency initiatives, service on other corporate boards and his knowledge of public companies.
Key Roles
▪Chairman and CEO of Empire State Realty Trust, Inc. (“ESRT”), a real estate investment trust (2013-present); other leadership roles with ESRT’s predecessor entities (1989-2013)
▪Chair, Malkin Holdings L.L.C.
▪Member of the Real Estate Roundtable and Chair of its Sustainability Policy Advisory
Committee, Urban Land Institute, the Board of Governors of the Real Estate Board
of New York
▪Former member, Climate Mobilization Advisory Board of the New York City
Department of Buildings
▪Director, Tacombi Holding, N.A., a privately-held quick service restaurant company
(2021-2024)

16

Proposal 1—Election of Directors

(Lead Independent Director)
Director Since 2017
Age: 70
Committees:
•Compensation (Chair)
Other Public Co. Boards:
•Interfor Corporation
Former Public Co. Boards
Within Past Five Years:
•Admiral Acquisition Limited
Thomas V. Milroy Former Senior Advisor, BMO Capital Markets
Key Experience and Qualifications
Mr. Milroy has served as a director of APi Group Corporation since September 2017. We believe Mr. Milroy’s qualifications to serve on our Board include his experience as past
Chief Executive Officer of a large financial services company, service on other corporate boards and his knowledge of finance, investment and corporate banking, mergers and acquisitions, risk assessment and business development.
Key Roles
▪CEO and Senior Advisor, BMO Capital Markets (“BMOCM”), an investment banking firm (2008-2015); other leadership roles (1993-2008)
▪Director, Generation Capital Limited, a private investment company (2015-present)
▪Former Director, Tim Hortons Inc. (2013-2014)
▪Former Director, Restaurant Brands International Inc. (2014-2018)

Director Since 2019
Age: 58
Committees:
•Nominating and
Corporate Governance
(Chair)
• Compensation
Other Public Co.
Boards:
•Houlihan Lokey, Inc.
Former Public Co.
Boards Within Past
Five Years:
•Arbor Ralpha Capital
Bioholdings Corp I
Cyrus D. Walker Managing Director, Consello Group
Key Experience and Qualifications
Mr. Walker has served as a director of APi Group Corporation since October 2019. His experience as a CEO and board director for several organizations gives him a unique perspective on the critical issues facing leadership teams and board of directors, including real estate, private equity, insurance, corporate governance, and executive leadership.
Key Roles
▪Managing Director, Consello Group, an advisory and investing platform (2025-
present)
▪Strategic Advisor, Fifth Down Capital, an investment firm (2023-2025)
▪Director, Starwood Credit Income Real Estate Trust (2023-present)
▪Principal, Discovery Land Company, a real estate developer and operator of private communities and resorts (2022-2024)
▪Operating partner, Vistria Group, a private equity investment firm (2022-present)
▪Director, The Mather Group, an investment advisory firm (2022-present)
▪Director, Flores & Associates LLC, a Vistria Group affiliated company (2022-present)
▪Director, Kendra Scott, a privately held jewelry company (2021-present)
▪Director, OneTeam Partners, a sports media and licensing company (2022-present)
▪Founder and CEO, The Dibble Group, an insurance brokerage and consulting firm
(2018-2022)
▪Co-CEO and other roles, Nemco Group, LLC, an insurance brokerage and consulting firm (2000-2012)
▪Founder and CEO, OSI Benefits, an insurance brokerage consulting firm
(1995-2000)

17

Proposal 1—Election of Directors

Director Since 2019 Age: 54 Committees: •Audit Other Public Co. Boards: •TKO Group Holdings, Inc. Former Public Co. Boards Within Past Five Years: •Dollar Tree, Inc. •Opendoor Technologies Inc.	Carrie A. Wheeler Former CEO, Opendoor Technologies, Inc.
Key Experience and Qualifications
Ms. Wheeler has served as a director of APi Group Corporation since October 2019. We believe Ms. Wheeler’s qualifications to serve on our Board include her executive leadership, extensive experience in business assessment, mergers and acquisitions, financing and guiding public market transactions, her experience as a Chief Executive
Officer and Chief Financial Officer of a public company, and her substantial experience serving on other corporate boards, including her previous service on other companies’
audit committees.
Key Roles
▪Former CEO, Opendoor Technologies Inc., a technology firm for residential real estate (2022-2025); CFO (2020-2022)
▪Partner, Head of Consumer and Retail Investing, TPG Global, a private equity firm
(1996-2017)
▪Former board member of other privately held companies, including J. Crew, Neiman
Marcus Group, and Petco Animal Supplies.

RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

18

COMPENSATION DISCUSSION & ANALYSIS
This Compensation Discussion and Analysis ("CD&A") provides information regarding our executive compensation philosophy, programs and decisions for 2025 for our named executive officers (the
“NEOs”). For 2025, our NEOs were:

Name(1)	Title
Russell A. Becker	President and CEO
Glenn David Jackola	Executive Vice President and Chief Financial Officer
Louis B. Lambert	Senior Vice President, General Counsel and Secretary
Kristina M. Morton	Senior Vice President and Chief People Officer
(1)We had only four "executive officers" as defined in Rule 3b-7 under the Exchange Act during 2025 and therefore had only four
NEOs for 2025.
Compensation Strategy
Our executive compensation philosophy aligns executive compensation decisions with shareholder interests, business strategy, and performance. Our compensation plans are designed to drive long-term financial returns for our shareholders and reward our executives for executing on the Company’s strategy and key initiatives. Priorities of our compensation philosophy are the following:

Strategically Aligned	Align with business strategies to deliver winning performance
Performance Based	Tie significant portions of compensation to performance metrics that align to our short- and long-term goals
Drives Shareholder Value	Align each executive's interests with shareholder's interests
Market Informed	Design programs and compensation levels competitive with the external market
Motivates & Retains Executives	Attract and retain key executives capable of leading the business forward
Pay for Performance
The Compensation Committee creates a pay-for-performance culture with a significant portion of executive compensation delivered through at-risk pay. Their compensation is appropriately weighted between short- and long-term performance, balancing near- and long-term strategic goals and shareholder value creation.

19
Financial Highlights
In 2025, we delivered strong earnings growth, ending 2025 with record net income of $302 million and record Adjusted EBITDA of $1,041 million, up 16.6% from 2024. This was supported by a 50 basis point improvement in EBITDA margin, ending the year at 13.2%, exceeding our 13% goal by 2025. Given our strong 2025 financial performance, our 2025 STI plan paid at 141.9% of target and our 2023-2025 PSUs vested at 185.9% of target, which demonstrates the strong link between pay and performance.
1Refer to Appendix A for reconciliation of non-GAAP measures to most directly comparable GAAP measures.
Compensation Governance Practices
Our executive compensation governance practices are intended to support the needs of the business, drive performance, and ensure the leadership team's alignment with the short- and long-term interests of our shareholders.

Highlights
✓	Pay for performance with a substantial majority of pay dependent on performance, not guaranteed
✓	Use multi-year vesting terms for annual executive officer equity awards
✓	Balance of short- and long-term incentives
✓	All incentive compensation subject to “clawback” by the Company
✓	Engagement of an independent compensation consultant
✓	Benchmark of compensation to peer and market data during compensation decision-making process
✓	Stock ownership guidelines for directors and executive officers

20

Compensation Discussion & Analysis
Executive Compensation Setting Process
Roles and Responsibilities

Role	Responsibilities	Description
Compensation Committee	Oversees Programs and Decisions
The Compensation Committee is responsible for, among other things:
•reviewing and approving corporate goals and objectives with respect to compensation for the CEO, evaluating the CEO’s performance and approving the CEO’s compensation based on such evaluation; and
•determining compensation for the Company’s other executive officers.
In reviewing and determining executive compensation, the
Compensation Committee generally considers: compensation levels at peer companies and information derived from compensation surveys provided by outside consultants; the Company’s past-year performance and growth; the results of any Say-on-Pay votes by shareholders;
achievement of specific pre-established financial goals; a subjective determination of the executives’ past performance and expected future contributions to the Company; past equity awards granted to such executives; and the recommendation of the CEO.

Shareholders	Provide Feedback
The Compensation Committee evaluates the most recent advisory vote of the Company's shareholders on executive compensation, known as the "Say-on-Pay" vote, as well as other feedback that it may receive from the Company's largest shareholders in connection with this vote.
Our Say-on-Pay results consistently reflect strong support for the linkage between pay and performance in our compensation programs.
Over the past three years our Say-on-Pay results have been above
95%.

			2025	2024	2023
		Say on Pay Results	97.2%	98.5%	95.5%
The Compensation Committee believes these voting results demonstrate significant continuing support for our executive compensation program.
We seek input from our shareholders and conduct shareholder
engagement efforts throughout the year. The Compensation Committee will continue to consider the views of our shareholders in connection with executive pay practices and programs and will make adjustments based on evolving best practices and changing regulatory or other requirements.

Independent Compensation Consultant	Advises Compensation Committee
In 2025, the Compensation Committee used WTW to serve as the independent compensation consultant. The information from WTW regarding pay practices at peer companies is used by the Compensation
Committee as a resource in its deliberations regarding executive compensation and will be useful in determining the marketplace competitiveness as well as reasonableness and appropriateness of our executive compensation programs.

Executive Officers	Provide Input and Insights
The Compensation Committee considers input from our CEO, CFO, and
Chief People Officer when determining performance metrics and objectives for our STI and LTI plans and evaluating performance against such metrics and objectives. Our CEO and Chief People Officer then evaluate the individual performance and the competitive pay positioning of senior leadership team members who report directly to the CEO, including the NEOs, and then make recommendations to the
Compensation Committee regarding the target compensation for such
NEOs and other executive officers of the Company.

21

Compensation Discussion & Analysis
Compensation Peer Group
How we use peer group data
We compare our executive compensation programs to those of 16 companies that make up our compensation peer group. The Compensation Committee uses peer group data to generally inform:
•compensation plan design;
•compensation levels for our NEOs, including base salaries, annual incentive targets and LTI award targets;
•form and mix of equity awards granted to our NEOs; and
•the nature and amount of perquisites offered to our NEOs.
When making compensation decisions, the Compensation Committee generally analyzes data relating to our peer group and considers the dynamics of operating in the safety services and specialty services industries, the importance of rewarding and retaining talented and experienced executives to continue to guide the Company, the alignment of our executive compensation program with shareholders’ interests and the voting guidelines of certain proxy advisory firms and shareholders. In addition, in connection with the 2025 executive compensation program design, the Compensation Committee received analyses, guidance and recommendations, including general information on executive compensation market trends and practices of peer companies, provided by the Compensation Committee’s independent compensation consultant. The Compensation Committee does not strictly benchmark executive pay against this comparative compensation information, but instead uses this data as a market check to inform its compensation decisions.
How our peer group was determined
In determining our peer group, the Compensation Committee considered factors such as revenue, market capitalization, global scope of operations, and industry alignment. For 2025, based on comparability of businesses and industries, AtkinsRealis Group Inc. was removed and FirstService was added.

2025 Peer Group
ABM Industries Incorporated	Ecolab Inc.	Resideo Technologies, Inc.
ADT Inc.	EMCOR Group, Inc.	The Brink's Company
Aramark	FirstService Corporation	Waste Connections, Inc.
Cintas Corporation	Jacobs Solutions Inc.	Xylem Inc.
Clean Harbors, Inc.	Otis Worldwide Corporation
Comfort Systems USA, Inc.	Republic Services, Inc.

Peer Group Changes Made for 2025
Added to peer group:
FirstService Corporation
Removed from peer group:
AtkinsRéalis Group Inc.

22

Compensation Discussion & Analysis
Components of the Executive Compensation Program
Our NEOs receive a base salary, annual cash incentive compensation, and annual equity incentive awards (each, an “LTI Award”) and participate in our employee benefits programs and plans.
In the first quarter of 2025, the Compensation Committee approved, and the Company implemented, the executive compensation program for 2025.
The following table summarizes the primary components of the 2025 executive compensation programs.
Each NEO's base salary and target incentives are determined based on peer group market data by role, job scope and responsibilities, individual contributions to business outcomes, pay equity, and future potential.

Purpose	Key Characteristics
BASE SALARY
Attract and retain top talent	•Fixed compensation paid in cash
SHORT-TERM INCENTIVES (STI)
Align compensation with annual financial performance on key financial metrics and motivate the achievement of those results	•Metric(s): 100% Adjusted EBITDA •Payout Range: 0-200% of target •Each NEO has a target % of base salary •Actual payouts are exclusively based on financial results vs. targets
LONG-TERM INCENTIVES (LTI)
Align the interests of our executives with shareholders, encourage long-term value creation and serve as a retention vehicle
•Value tied to stock price performance
•Mix: 60% PSUs and 40% RSUs
•Vesting Timeframe: 3-years
•PSU Metric(s): 100% Cumulative Adjusted EBITDA
•PSU Payout Range: 0-200% of target
•Each NEO has a target % of base salary
•Actual vested value based on stock price performance and
in some cases, achievement of financial results vs. targets

2025 Compensation Decisions
Consistent with our compensation philosophy of paying for performance, our compensation decisions closely link pay and performance. Our performance during 2025 resulted in the following compensation actions.
Base Salary
The Compensation Committee expects to annually review the NEOs’ base salaries and make appropriate adjustments based on factors determined by the Compensation Committee, including individual responsibilities and performance, internal pay equity, compensation history, executive potential, and peer group and market-based data, as described above. During 2025, the base salaries of our NEOs changed as set forth below:

Name	Base Salary	Increase (%)
Russell A. Becker	$1,425,000	0.0%
Glenn David Jackola (1)	$725,000	NA
Louis B. Lambert	$575,000	4.5%
Kristina M. Morton	$560,000	5.7%
(1)Glenn David Jackola was appointed as Executive Vice President and Chief Financial Officer on March 28, 2025.

23

Compensation Discussion & Analysis
Short-Term Incentive Compensation
In 2025, Company executives had an opportunity to earn cash incentive compensation based on the achievement of annual performance goals developed in the annual budget process and approved by the
Compensation Committee. The Compensation Committee annually reviews, and revises if necessary, the appropriateness of the performance metrics, their correlation to the Company’s overall growth strategy and the impact of such performance metrics on long-term shareholder value.
STI Opportunity. For 2025, all our NEOs were eligible for an annual cash incentive opportunity as outlined below, based on the achievement of a performance goal tied to annual Adjusted EBITDA performance.
Amounts payable under the annual incentive portion of the executive compensation plan can range from
0-200% of target, with a threshold payout at 40% of target and a maximum payout of 200% of target based on achievement of the performance goal. If the performance goal was achieved between the threshold level and target or between the target and maximum level, the amount of the annual incentive payment with respect to that performance goal is calculated on a linear basis from the target level.
Performance Metrics, Target, 2025 Performance and Payout. For 2025, the Compensation Committee
determined that the annual incentive compensation paid to our NEOs would be based on performance against adjusted EBITDA targets. Adjusted EBITDA is calculated based on net income, adjusted as described in the Appendix and to eliminate the impact of foreign currency fluctuations and significant acquisitions and divestitures. The Compensation Committee believes that our NEOs can impact adjusted
EBITDA and that it is one of the most important performance metrics used by investors, shareholders and creditors as an indicator of the performance of our core business.

	2025 Financial Targets				2025 Actual Results
Metric	< Threshold	Threshold	Target	Maximum
Adjusted EBITDA ($ in millions)	<$932.9	$932.9	$992.4	$1,052.0	$1,017.4
Payout %	0%	40%	100%	200%	141.9%
The Company’s adjusted EBITDA for 2025 was $1,040.7 million. Adjusted EBITDA for the purposes of incentive calculations was then reduced to $1,017.4 million, resulting in an 141.9% payout on the annual cash incentives plan. The reduction of $23.3 million reflected adjustments based the impact of foreign exchange as described in Appendix A.
The payouts for the NEOs were:

Named Executive Officer	2025 STI Earnings	Target STI as a % of Base Salary	Financial Performance Payout Factor	Payout
Russell A. Becker	$1,425,000	125%	141.9%	$2,527,594
Glenn David Jackola	$725,000	100%	141.9%	$1,028,775
Louis B. Lambert	$575,000	75%	141.9%	$611,944
Kristina M. Morton	$560,000	75%	141.9%	$595,980

24

Compensation Discussion & Analysis
Long-Term Incentive (LTI) Compensation
2025 LTI Grants
The 2025 executive compensation program adopted by the Compensation Committee includes the grant of LTI Awards under the Equity Incentive Plan. The Compensation Committee used a percentage of each
NEO’s base salary to determine the value of the LTI Award to be granted to each NEO each year. The
Compensation Committee also believes that the structure of LTI Awards should correlate the value of any such award to the achievement by the Company of long-term and strategic objectives. As such, the
Compensation Committee expects that a significant percentage of the amount of LTI Awards will be subject to the achievement of Company performance goals. Time-based awards are awarded as part of a balanced approach to encourage retention and ensure that the Company’s compensation programs do not encourage excessive risk-taking.
For 2025, the Compensation Committee approved the grant of a mix of PSUs and RSUs to the NEOs. The
RSUs represent 40% of the total target award amount and will vest ratably over three years from the date of grant. The PSUs represent 60% of the total target award amount, assuming performance and vesting at target levels. The performance metric for the 2025 PSU LTI Awards were based on cumulative adjusted EBITDA dollars. The metric was chosen because we believe it is a driver of sustained value creation over the long term for our shareholders. The cumulative adjusted EBITDA dollar metric has a three-year performance period and a payout range of 0-200% based on the achievement of the pre-
established goals (below threshold performance equating to 0%, threshold performance equating to
25%, target performance equating to 100% and maximum performance equating to 200%), the achievement of which will be determined by the Compensation Committee following the three-year performance period ending December 31, 2027. In 2025, the Compensation Committee granted the following LTI Awards to the NEOs:

Named Executive Officer	Target LTI as a % of Base Salary	Total Grant Date Fair Value ($)	PSUs	RSUs
Russell A. Becker	450%	$6,412,521	$3,847,520	$2,565,001
Glenn David Jackola	250%	$1,812,581	$1,087,548	$725,033
Louis B. Lambert	185%	$1,063,767	$638,260	$425,507
Kristina M. Morton	165%	$924,062	$554,429	$369,633
The above PSU award represents the target grant amount; actual shares earned at vesting, if any, may be higher or lower depending on the level of performance achieved.
2023-2025 PSU Payout
In February 2023, our NEOs were granted the 2023-2025 PSUs. Our NEOs received the vested shares for the award in March 2026. These PSUs had a performance period of January 1, 2023 - December 31,
2025 and has a payout range of 0 - 200%.

	2023 - 2025 Financial Targets				2023 - 2025 Actual Results
Metric	< Threshold	Threshold	Target	Maximum
3-year Cumulative Adjusted EBITDA ($ in millions)	<$2,470	$2,470	$2,600	$2,730	$2,712
Payout %	0%	25%	100%	200%	185.9%
The Company’s cumulative adjusted EBITDA dollars for the three year performance period was $2,712 million, resulting in an 185.9% payout. These results reflect adjustments based on policies previously adopted by the Compensation Committee for the impact of foreign exchange described in Appendix A.

25

Compensation Discussion & Analysis
Benefits and Other Perquisites
We provide team members, including the NEOs, with a range of employee benefits including life and health insurance, disability benefits and retirement benefits (as described below), that are designed to assist in attracting and retaining skilled team members critical to our long-term success, and to be competitive with market practice.
401(k) & Profit Sharing Plan
Most of our US-based team members, including our NEOs, are eligible to participate in the Company’s tax-qualified 401(k) & Profit Sharing Plan (the “401(k) Plan”). Pursuant to the 401(k) Plan, team members may elect to contribute a portion of their current compensation to the 401(k) Plan, in an amount up to the statutorily prescribed annual limit. The 401(k) Plan provides the option for the
Company to make matching contributions. Participants may also direct the investment of their 401(k)
Plan accounts into several investment alternatives. The Profit Sharing Plan provides for an annual discretionary contribution of the Company's common stock based on certain performance criteria reviewed and approved by the Compensation Committee.
Other Benefits and Perquisites
We provide each of our NEOs with an executive term life insurance policy which provides a death benefit of $550,000 and an executive disability insurance policy which covers up to 75% of their base salary. We provide each of our NEOs with a car allowance. Certain NEOs receive reimbursement of the cost of annual physicals.
Perquisites paid by the Company are reflected in the “All Other Compensation” column in the Summary
Compensation Table in the “Executive Compensation” section.
Employee Stock Purchase Plan
Most of our domestic team members, including our NEOs, are eligible to participate in the Company’s
Employee Stock Purchase Plan (the “ESPP”). Sales of shares of our common stock under the ESPP are generally made pursuant to offerings that are intended to satisfy the requirements of Section 423 of the
Internal Revenue Code. The ESPP permits team members of the Company, including our NEOs, to purchase common stock at a discount equal to 85% of the lesser of (i) the market value of the common stock on the first day of the offering period, or (ii) the market value of the common stock on the purchase date, whichever is lower. Participants are subject to eligibility requirements and may not purchase more than 500 shares in any offering period or more than $10,000 of common stock in a year under the ESPP.
Other Compensation-Related Practices and Policies
Executive Stock Ownership Guidelines
The Compensation Committee believes that it is important to align the interests of our directors and executive officers, including our NEOs, with the interests of our shareholders. Our Stock Ownership
Guidelines for Executive Officers and Non-Employee Directors require non-employee directors and executive officers to hold shares with a value equal to or exceeding a multiple of annual cash retainer or base salary, as applicable. Each non-employee director and executive officer is expected to comply with the guidelines within four years following the date he or she becomes subject to the requirements.
Failure to satisfy these Guidelines will limit the ability of the relevant individual to sell shares of our stock. The following table sets forth the Stock Ownership Guidelines:

Title	Stock Ownership Guidelines
CEO	5x Base Salary
Executive Vice Presidents & Senior Vice Presidents	2x Base Salary
Shares included in this calculation are those directly or indirectly owned (including without limitation unvested RSU awards not subject to achievement of performance goals) and shares held in savings plans (including without limitation the 401(k) Plan) or acquired through the ESPP. All NEOs are in compliance with the Stock Ownership Guidelines.

26

Compensation Discussion & Analysis
Executive Severance and Change in Control
Mr. Becker’s Employment Agreement contains details relating to his severance benefits. All other
Executive Officers are eligible for the Executive Officer Severance Policy. We believe such severance benefits and change-in-control provisions serve the best interests of the Company and our shareholders by allowing our executives to exercise sound business judgment without fear of significant economic loss in the event they lose their employment with the Company as a result of a change in control. We also believe that such arrangements are competitive, reasonable, and necessary to attract and retain key executives. The Executive Severance Policy and Mr. Becker’s Employment Agreement provide for the payment of severance and other benefits upon a qualifying termination for our NEOs as outlined below.
Further detail with respect to equity vesting on a change in control can be found in the “Potential
Payments Upon Termination or Change in Control” table.

	CEO and CFO	SVPs
Qualifying Termination	Termination of employment (a) without Cause, or (b) by the executive for "Good Reason"	Termination of employment (a) without Cause, or (b) for "Good Reason" within twelve months of a Change in Control
Severance Amount	2 x (Base Salary + Target Annual Bonus)	1.5 x Base Salary (1)
Annual Incentive	Target incentive prorated based on the number of days worked in the plan year.
Benefit Continuation	18 months	12 months
(1)1 x Base Salary if qualifying termination occurs within two years of service.
Clawback Policy
Our Executive Compensation Clawback Policy applies to excess incentive-based compensation received by any officers subject to Section 16 of the Exchange Act ("covered officers") in the event of a required accounting restatement. The policy is intended to comply with the final rules regarding recovery of erroneously awarded compensation as promulgated by the SEC and the NYSE. Subject to limited exceptions, the policy provides that the Company will recover the incentive-based compensation received by each covered officer during the prior three fiscal years that exceeds the amount that the covered officers otherwise would have received had the incentive-based compensation been determined based on the restated financial statements.
Policies and Practices Relating to the Timing of Equity Awards
We generally grant annual equity-based awards during the first quarter of our fiscal year, although such timing may change from year to year. At the discretion of the Compensation Committee, the Committee may also consider and approve interim or mid-year grants (or grants made on another basis) from time to time based on business needs, changing compensation practices, or other factors. The Compensation
Committee does not take into account material nonpublic information in determining the timing and terms of equity-based awards, and we have not timed the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

27

EXECUTIVE COMPENSATION
Summary Compensation Table
The following table summarizes the compensation of our NEOs for the fiscal years presented.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Russell A. Becker	2025	$1,425,000	$0	$6,412,521	$2,527,594	$85,402	$10,450,517
President and Chief Executive Officer	2024	$1,425,000	$0	$5,985,054	$1,373,344	$55,210	$8,838,608
	2023	$1,425,000	$0	$5,700,030	$3,012,094	$60,506	$10,197,630
Glenn David Jackola(5)	2025	$686,852	$75,000	$1,812,582	$1,028,775	$32,023	$3,635,232
Executive Vice President and Chief Financial Officer	2024	$386,250	$15,000	$750,083	$442,756	$231,142	$1,825,231
	2023	$375,000	$0	$250,009	$259,930	$246,286	$1,131,225
Louis B. Lambert	2025	$575,000	$0	$1,063,767	$611,944	$52,160	$2,302,871
Senior Vice President, General Counsel and Secretary	2024	$550,000	$0	$962,536	$318,038	$43,688	$1,874,262
	2023	$500,000	$0	$875,018	$634,125	$22,127	$2,031,270
Kristina M. Morton	2025	$560,000	$0	$924,062	$595,980	$50,068	$2,130,110
Senior Vice President and Chief People Officer	2024	$520,000	$0	$790,530	$300,690	$43,995	$1,655,215
	2023	$475,000	$0	$712,530	$602,419	$32,061	$1,822,010
(1)The amounts in this column do not reflect compensation actually received by the NEOs, nor do they reflect the actual value that will be recognized by the NEOs. Instead, the amounts represent the aggregate grant date fair value of awards computed in accordance with FASB ASC Topic 718.
(2)Amounts shown in this column represent the aggregate grant date fair value of PSUs granted to certain of our NEOs, and the grant date fair value of time-based RSUs granted to each of our NEOs in the fiscal years indicated, computed in accordance with FASB ASC Topic 718. The aggregate grant date fair value of the PSUs that have an EBITDA performance condition was computed based on the probable outcome of the applicable performance target as of the grant date and 100% achievement of such performance target. For 2025, the value of these PSUs at the grant date assuming the highest level of performance achieved, earned at 200% of target would be $7,695,040 for Mr. Becker; $2,175,096 for Mr. Jackola; $1,276,520 for Mr.
Lambert; and $1,108,858 for Ms. Morton. The grant date fair value of the time-based RSUs was computed in accordance with
FASB ASC Topic 718, based on the closing market price of our common stock on the grant date. Additional information regarding the 2025 equity awards is set forth below in the Grants of Plan-Based Awards During 2025 table.
(3)The amounts reported reflect compensation earned for 2025 performance under our annual cash incentive compensation program. We make payments under this program in the first quarter of the fiscal year following the fiscal year in which they were earned after finalizing our annual audited financial statements.
(4)These amounts represent Company matching contributions to the 401(k) Plan, Company profit-sharing contributions of common stock to the 401(k) Plan, executive life and disability insurance benefits, annual executive physicals, club fees and car allowance. Additional detail regarding the components of the amounts shown for 2025 for each of our NEOs is provided in the
"All Other Compensation Table" below.
(5)Mr. Jackola became a NEO in 2024. Mr. Jackola received a cash stipend during his time as Interim, Chief Financial Officer. This stipend equated to $75,000 in 2025 and $15,000 in 2024. Mr. Jackola was no longer eligible for the cash stipend once being named EVP, Chief Financial Officer in March 2025. While Mr. Jackola served as Interim Chief Financial Officer, his 2025 annual
LTI grant was associated with his prior role. Once he was named Executive Vice President and Chief Financial Officer, Mr.
Jackola received a true up of his 2025 annual LTI grant. As a result, Mr. Jackola has two awards in 2025, which can be found in the Grants of Plan Based Awards Table. The total of the two awards is included in the Summary Compensation Table and can be found in the Long-Term Incentive Section within the CD&A on page 23.

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Executive Compensation
All Other Compensation Table
The following table provides additional information on the amounts reported in the All Other
Compensation column of the Summary Compensation Table for 2025.

	R. Becker	G.D. Jackola	L. Lambert	K. Morton
401(k) Contributions by Company
Profit Sharing	$13,800	$13,800	$13,800	$13,800
Cash Match	$10,600	$10,600	$10,600	$10,600
Executive Life and Disability	$52,002	$873	$15,313	$15,118
Annual Executive Physicals			$3,447	$1,550
Car Allowance	$9,000	$6,750	$9,000	$9,000
Total	$85,402	$32,023	$52,160	$50,068
Grants of Plan-Based Awards During 2025
The following table provides information about cash (non-equity) and equity incentive compensation awarded to our NEOs in 2025. Information on the terms of these awards is discussed in greater detail in this proxy statement under the caption “Compensation Discussion and Analysis.” See “Potential
Payments Upon Termination or Change in Control” for a discussion of how equity awards are treated under various termination scenarios.

Name	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Grant Date and Approval Date	Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
	Threshold ($)	Target ($)	Maximum ($)		Threshold (#)	Target (#)	Maximum (#)
Russell A. Becker	$712,500	$1,781,250	$3,562,500	2/24/2025	36,797	147,189	294,378		$3,847,520
				2/24/2025				98,126	$2,565,014
G. David Jackola	$290,000	$725,000	$1,450,000	2/24/2025	1,435	5,739	11,478		$150,017
				2/24/2025				3,827	$100,038
				3/28/2025	9,772	39,086	78,172		$937,543
				3/28/2025				26,057	$625,021
Louis B. Lambert	$172,500	$431,250	$862,500	2/24/2025	6,104	24,417	48,834		$638,260
				2/24/2025				16,278	$425,507
Kristina M. Morton	$168,000	$420,000	$840,000	2/24/2025	9,772	39,086	78,172		$1,021,708
				2/24/2025				26,057	$681,130
(1)The amounts in these columns reflect potential payments of annual cash incentive compensation based on 2025 performance.
The 2025 annual cash incentive payments were made in March 2026. The actual amounts paid under our annual cash incentive compensation program are the amounts reflected in the Non-Equity Incentive Plan Compensation column of the
Summary Compensation Table.
(2)This column represents the number of PSUs granted in 2025 to the NEOs. The threshold, target and maximum amounts reflect the maximum number of shares that may be earned assuming that 25%, 100% and 200% of the applicable performance target is achieved. See footnote 3 to the Summary Compensation Table and page 24 of the CD&A for additional information.
(3)This amount represents the number of RSUs granted in 2025 to the NEOs. The RSUs vest in equal installments on the first, second and third anniversaries of the grant date.
(4)Each amount reported in this column represents the grant date fair value of the applicable award which was determined pursuant to FASB ASC Topic 718. The actual amounts that will be received by our NEOs with respect to these performance-
based awards will be determined at the end of the performance period based upon our actual stock price performance, which may differ from the performance that was deemed probable at the date of the grant.

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Executive Compensation
Outstanding Equity Awards at 2025 Year End
The following table provides information concerning unvested RSUs and PSUs held by each of our NEOs as of December 31, 2025.

Name	Stock Awards
	Grant Date		Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)	Equity Incentive Plan Awards: # of Unearned Shares Not Vested (#)	Equity Incentive Plan Awards: Value Unearned Shares Not Vested ($)(2)
Russell A. Becker	2/24/2025		98,126	$3,754,301
	2/24/2025	(3)			36,797	$1,407,863
	2/26/2024		66,892	$2,559,288
	2/26/2024	(4)			37,626	$1,439,571
	2/27/2023		48,677	$1,862,382
	2/27/2023	(5)			407,205	$15,579,650
G. David Jackola	2/24/2025		3,827	$146,421
	2/24/2025	(3)			1,435	$54,894
	3/28/2025		26,057	$996,941
	3/28/2025	(3)			9,772	$373,858
	12/1/2024		13,235	$506,371
	2/26/2024		2,795	$106,937
	2/26/2024	(4)			1,572	$60,145
	2/27/2023		2,135	$81,685
	2/27/2023	(5)			17,861	$683,372
Louis B. Lambert	2/24/2025		16,278	$622,796
	2/24/2025	(3)			6,104	$233,549
	2/26/2024		10,758	$411,601
	2/26/2024	(4)			6,051	$231,511
	2/27/2023		7,472	$285,879
	2/27/2023	(5)			62,511	$2,391,661
Kristina M. Morton	2/24/2025		14,141	$541,035
	2/24/2025	(3)			5,303	$202,874
	2/26/2024		8,836	$338,065
	2/26/2024	(4)			4,970	$190,152
	2/27/2023		6,084	$232,774
	2/27/2023	(5)			50,901	$1,947,483
(1)The RSUs vest in equal installments on the first, second and third anniversaries of the grant date.
(2)These amounts are calculated by multiplying the closing price of the underlying shares of common stock on December 31,
2025, or $38.26 per share, by the number of units. The actual value realized could be different based upon the stock price at the time of settlement.
(3)These PSUs are subject to a three-year performance period beginning January 1, 2025 and ending December 31, 2027, and may be earned and vested at the end of the three-year performance period. The amount shown represents the number of units assuming threshold level performance. There is no assurance that the target amount will be the actual amount ultimately paid.
(4)These PSUs are subject to a three-year performance period beginning January 1, 2024 and ending December 31, 2026, and may be earned and vested at the end of the three-year performance period. The amount shown represents the number of units assuming threshold level performance. There is no assurance that the target amount will be the actual amount ultimately paid.
(5)These PSUs are subject to a three-year performance period beginning January 1, 2023 and ending December 31, 2025, and may be earned and vested at the end of the three-year performance period. The amount shown represents 185.9% of target, as that is the level of performance actually achieved under these PSUs.

30

Executive Compensation
Stock Vested During 2025
The following table provides information regarding vesting of RSUs and the value realized on vesting of
RSUs on an aggregated basis during the fiscal year ended December 31, 2025 for each of the NEOs.

Name	Stock Awards(1)
	# of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Russell A. Becker	635,540	$16,126,204
G. David Jackola	26,826	$770,251
Louis B. Lambert	29,621	$921,714
Kristina M. Morton	49,021	$1,204,254
(1)These columns reflect RSUs previously awarded to the NEOs that vested during 2025 and represents gross amounts before withholding for tax purposes.
(2)Calculated based on the closing price of a share of common stock on the applicable vesting dates.
Potential Payments Upon Termination or Change in Control
The following table shows the estimated benefits payable to each NEO in the event of termination of employment and/or change in control of the Company, as described in the Other Compensation-Related
Practices and Policies. The amounts shown assume that a termination of employment or a change in control occurs on December 31, 2025. The amounts do not include payments or benefits provided under insurance or other plans that are generally available to all full-time team members.

Name	Termination without Cause or for Good Reason not in connection with a Change in Control ($)	Death or Disability ($) (2)	Termination without Cause or for Good Reason in connection with a Change in Control ($) (3)	Change in Control ($) (4)
Russell A. Becker
Cash Severance	$8,193,750	$1,781,250	$8,193,750	—
Intrinsic Value of Equity	—	$27,946,367	$27,946,367	$27,946,367
Insurance Benefits(1)	$48,125	—	$48,125	—
Total	$8,241,875	$29,727,617	$36,188,241	$27,946,367
G. David Jackola
Cash Severance	$3,625,000	$725,000	$3,625,000	—
Intrinsic Value of Equity	—	$4,161,540	$4,161,540	$1,838,355
Insurance Benefits(1)	$47,063	—	$47,063	—
Total	$3,672,063	$4,886,540	$7,833,603	$1,838,355
Louis B. Lambert
Cash Severance	$1,293,750	$431,250	$1,293,750	—
Intrinsic Value of Equity	—	$4,467,046	$4,467,046	$1,320,276
Insurance Benefits(1)	$20,415	—	$20,415	—
Total	$1,314,165	$4,898,296	$5,781,212	$1,320,276
Kristina M. Morton
Cash Severance	$1,260,000	$420,000	$1,260,000	—
Intrinsic Value of Equity	—	$3,731,574	$3,731,574	$1,111,874
Insurance Benefits(1)	$31,099	—	$31,099	—
Total	$1,291,099	$4,151,574	$5,022,673	$1,111,874
(1)Amount includes the cost of benefits continuation for the applicable period.
(2)Executives entitled to receive prorated annual bonus if termination is a result of death or disability.
(3)The Intrinsic Value of Equity represents the value of the acceleration of vesting of the executive’s RSUs and PSUs in the event of termination without cause or for good reason during the applicable period immediately following a change in control or upon a change in control pursuant to the applicable PSU agreement. The value is calculated by multiplying the closing price of a share of common stock on December 31, 2025, or $38.26 per share, by the number of units, which, in the case of PSUs, assumes target performance.

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Executive Compensation
(4)Under the Equity Plan, the Executive Severance Policy, and Mr. Becker's Employment Agreement, upon a Change in Control all outstanding and unvested RSUs become fully vested for all named executive officers. For Mr. Becker only, under his employment agreement, upon a Change in Control all outstanding and unvested PSUs would also fully vest at the greater of target or actual performance. For all other non-CEO named executive officers, upon a Change in Control and a Qualifying
Termination, all outstanding and unvested PSUs would  fully vest at the greater of target or actual performance. The Intrinsic
Value of Equity represents the value of unvested share units that qualify for accelerated vesting by multiplying the closing price of a share of common stock on December 31, 2025, or $38.26 per share, by the number of outstanding share units.
CEO Pay Ratio
As required by Section 953(b) of the Dodd-Frank Act, and Item 402(u) of Regulation S-K, we are
providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our CEO, Mr. Becker. As of December 31, 2025, our
employee population consisted of approximately 28,877 individuals working at the Company and its subsidiaries, of which approximately 15,738 are based in the United States and approximately 13,139 are based outside of the United States.
To identify our median employee:
•We included all Company employees (excluding the CEO) on December 31, 2025, located in 9 countries in which we have operations; our employees in those 9 countries represent approximately
95% of employees on that date;
•We excluded 1,522 employees from 12 countries under the SEC’s de minimis exemption(1); and
•We used the gross cash compensation paid during calendar year 2025; we did not make any cost-
of-living or other adjustments in identifying the median employee, and we did not annualize the pay of any employees who were not employed for the full year.
We then calculated the 2025 total annual compensation of the median employee in accordance with the requirements of the executive compensation rules for the Summary Compensation Table (Item
402(c)(2)(x) of Regulation S-K). Foreign currencies were converted into U.S. Dollars as of December 31,
2025, based on the average daily spot rates during December 2025. Once we identified the median employee using gross cash compensation, 2025 total compensation was calculated for the CEO and the median employee for 2025 using the same methodology required by the SEC for reporting in the
Summary Compensation Table. Under this methodology, the annual total compensation of our CEO was
$10,450,517, and the median employee’s annual total compensation was $69,279. The resulting ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was
151 to 1. This ratio represents a reasonable estimate calculated in a manner consistent with SEC rules based on the methodology described above.
The SEC rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices, and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios. This information is being provided in response to SEC disclosure requirements. Neither the Compensation Committee nor management of the Company uses the pay ratio measure in making any compensation decisions.
(1)The countries and approximate number of employees excluded from the calculation are as follows: Austria (71), Belgium
(263), China (64), India (275), Ireland (155), Macau (101), New Zealand (166), Norway (81), Singapore (165), Sweden (52),
Switzerland (125), and the United Arab Emirates (4).
Pay Versus Performance
As required by pay versus performance rules adopted by the SEC in 2022 (“PVP Rules”), the below Pay
Versus Performance table (“PVP Table”) provides information about compensation for this proxy statement’s NEOs, as well as NEOs from our 2025, 2024, 2023, and 2022 proxy statements (each of
2021, 2022, 2023, 2024, and 2025, a “Covered Year”). The PVP Table also provides information about the results for certain financial performance measures during those same Covered Years. In reviewing

32

Executive Compensation
this information, there are a few important things to consider:
•The information in columns (b) and (d) comes directly from this and prior years’ Summary
Compensation Tables, without adjustment;
•As required by the PVP Rules, we describe the information in columns (c) and (e) as “compensation actually paid” (or “CAP”) to the applicable NEOs, but these CAP amounts may not necessarily reflect compensation that our NEOs actually earned for their service in the Covered Years;
•The PVP Rules require that we choose a peer group or index for purposes of TSR comparisons, and we have chosen the same peer group reflected in our Annual Report on Form 10-K for the year ended December 31, 2025, which group consists of: Cintas Corporation, Comfort Systems USA,
Inc., Dycom Industries, Inc., EMCOR Group Inc., First Service Corporation, Johnson Controls
International plc, MasTec Inc., Otis Worldwide, and Quanta Services, Inc (the “PVP Peer Group”);
and
•As required by the PVP Rules, we provide information about our cumulative TSR, cumulative PVP
Peer Group TSR results and U.S. Generally Accepted Accounting Principles ("GAAP") net income results (the “External Measures”) during the Covered Years in the PVP Table, but we did not actually base any compensation decisions for the NEOs on, or link any NEO pay to, these particular External
Measures.
Pursuant to the PVP Rules, the Company is required to designate one financial metric as the “Company-
Selected Measure,” or the most important financial measure that demonstrates how the Company sought to link 2025 executive pay to performance. For 2025, the Company has selected adjusted
EBITDA. Please refer to Appendix A for reconciliation of non-GAAP measures to most directly comparable
GAAP measures.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(3)	Value of Initial Fixed $100 Investment Based On:		Net Income (millions)	Adjusted EBITDA (millions)
					Total Shareholder Return	Peer Group Total Shareholder Return (4)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	$10,450,517	$21,237,188	$2,689,404	$4,667,700	$316	$294	$302	$1,041
2024	$8,838,608	$9,886,862	$2,068,892	$421,354	$198	$226	$250	$893
2023	$10,197,630	$21,082,748	$2,668,206	$4,283,108	$191	$167	$153	$782
2022	$8,701,857	$4,391,722	$1,928,794	$1,723,965	$104	$137	$73	$673
2021	$8,027,508	$11,514,717	$1,611,370	$1,288,101	$142	$146	$47	$407
(1)Mr. Becker was the principal executive officer (“PEO”) for each of the Covered Years. The names of each of the other NEOs included for purposes of calculating the average amounts in each Covered Year are as follows: (i) for 2025, Mr. Jackola,
Lambert, and Ms. Morton, (ii) for 2024, Mr. Krumm, Mr. Lambert, Mr. Jackola, and Ms. Morton, (iii) for 2023, Mr. Krumm, Mr.
Lambert, and Ms. Morton; (iv) for 2022, Mr. Krumm, Mr. Lambert, Ms. Morton, Mr. Jackola, and Ms. Fike; and (v) for 2021,
Mr. Krumm, Ms. Fike, Mr. Grunau, Mr. Lydon, and Mr. Cebulla.
(2)In accordance with the PVP Rules, the following adjustments were made to Mr. Becker’s total compensation for each Covered
Year to determine the PEO CAP. The equity award adjustments for each applicable Covered Year include those adjustments required by Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

33

Executive Compensation

Year	Stock Awards Value Reported for the Covered Year (a)	Year End Fair Value of Equity Awards Granted in the Covered Year	Year over Year Change in Fair Value of Equity Awards Outstanding and Unvested at Year End	Change in Fair Value From Prior Year-End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Covered Year	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year	Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Equity Award Adjustments
2025	($6,412,521)	$9,385,752	$6,927,485	$885,955	$0	$0	$0	$10,786,671
2024	($5,985,054)	$6,015,155	$651,956	$366,197	$0	$0	$0	$1,048,254
2023	($5,700,030)	$8,421,052	$8,039,605	$124,491	$0	$0	$0	$10,885,118
2022	($5,400,052)	$4,910,468	($1,700,530)	($2,120,022)	$0	$0	$0	($4,310,135)
2021	($5,700,280)	$6,746,096	$1,244,597	$496,532	$700,263	$0	$0	$3,487,209
(a)The grant date fair value of equity awards represents the amount reported in the “Stock Awards” column in the
Summary Compensation Table and subtracted for the applicable Covered Year.
(3)In accordance with the requirements of Item 402(v) of Regulation S-K, adjustments were made to average total compensation for the NEOs as a group (excluding Mr. Becker) for each Covered Year to determine the compensation actually paid, using the same methodology described above in Note 2. The amounts deducted or added in calculating the total average equity award adjustments are as follows. The equity award adjustments for each applicable Covered Year include those adjustments required by Item 402(v) of Regulation S-K. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.

Year	Average Stock Awards Value Reported for the Covered Year (a)	Average Year End Fair Value of Equity Awards Granted in the Covered Year	Year over Year Average Change in Fair Value of Equity Awards Outstanding and Unvested at Year End	Average Change in Fair Value From Prior Year-End to Vesting Date of Equity Awards Granted in Prior Years that Vested in the Covered Year	Average Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Covered Year	Average Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Covered Year (b)	Average Value of Dividends or Other Earnings Paid on Stock Awards not Otherwise Reflected in Fair Value or Total Compensation	Total Average Equity Award Adjustments
2025	$(1,266,804)	$2,302,576	$820,158	$122,366	$0	$0	$0	$1,978,296
2024	$(1,145,798)	$1,290,046	$95,458	$45,036	$0	($1,932,280)	$0	($1,647,538)
2023	$(1,189,189)	$1,756,873	$903,867	$143,351	$0	$0	$0	$1,614,902
2022	$(949,022)	$878,847	$(91,897)	($42,757)	$0	$0	$0	($204,829)
2021	$(819,570)	$515,967	$49,560	$40,286	$71,988	($181,500)	$0	($323,269)
(a)The grant date fair value of equity awards represents the amount reported in the “Stock Awards” column in the
Summary Compensation Table and subtracted for the applicable Covered Year.
(4)Peer Group TSR represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
Descriptions of Relationships Between CAP and Certain Financial Performance Measure
Results
The PVP Rules require that comparisons be made between certain columns in the PVP Table. Such comparisons are provided graphically below. In accordance with that approach, the following charts show the relationships across the Covered Years between (1) our cumulative TSR and the cumulative
TSR for the PVP Peer Group reflected in the PVP Table above, (2) our cumulative TSR and Mr. Becker’s
CAP and the non-PEO NEOs’ average CAP, (3) our GAAP Net Income reflected in the PVP Table above and Mr. Becker’s CAP and the non-PEO NEOs’ average CAP, and (4) our adjusted EBITDA reflected in the
PVP Table above and Mr. Becker’s CAP and the non-PEO NEOs’ average CAP.

34

Executive Compensation
Required Disclosure of Most Important Measures
Adjusted EBITDA represents the most important metric we used to determine executive compensation for 2025 as further described in our CD&A.

35

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with the Company's leadership team and, based on such review and discussions, it has recommended to the Board that the “Compensation Discussion and
Analysis” be included in this proxy statement.
The Compensation Committee
Thomas V. Milroy, Chair
Paula D. Loop
Cyrus D. Walker

36

SECURITY OWNERSHIP
The following table sets forth certain information regarding (i) all shareholders known by the Company to be the beneficial owner of more than 5% of the Company’s issued and outstanding shares of common stock and (ii) each director, each NEO and all directors and executive officers as a group, together with the approximate percentages of issued and outstanding shares of common stock owned by each of them. Percentages are calculated based upon shares of common stock issued and outstanding plus shares of common stock which the holder has the right to acquire under share options, restricted stock units, or Series A Preferred Stock exercisable for, or convertible into, common stock within 60 days of
March 20, 2026. Unless otherwise indicated, amounts are as of March 20, 2026, and each of the shareholders has sole voting and investment power with respect to the common stock beneficially owned, subject to community property laws where applicable. As of March 20, 2026, we had
432,544,896 shares of common stock issued and outstanding, and 4,000,000 shares of Series A
Preferred Stock issued and outstanding. Each share of common stock and Series A Preferred Stock is entitled to one vote per share.
Unless otherwise indicated, the address of each person named in the table below is c/o APi Group, Inc.,
1100 Old Highway 8 NW, New Brighton, MN 55112.

Beneficial Owner	Shares Beneficially Owned
	Number		% of Common Stock
More than 5% Shareholders:
BlackRock, Inc.	31,409,860	(1)	7.2%
Janus Henderson Group plc	22,228,439	(2)	5.1%
Sir Martin E. Franklin	51,876,501	(3)	11.8%
The Vanguard Group	31,185,664	(4)	7.1%
Named Executive Officers and Directors:
Sir Martin E. Franklin	51,876,501	(3)	11.8%
James E. Lillie	12,044,661	(5)	2.7%
Ian G.H. Ashken	12,087,306	(6)	2.8%
Russell A. Becker	5,324,360	(7)	1.2%
G. David Jackola	17,997	(8)	*
Louis B. Lambert	26,384	(9)	*
Paula D. Loop	25,776	(10)	*
Anthony E. Malkin	322,518	(11)	*
Thomas V. Milroy	84,259	(10)	*
Kristina M. Morton	113,426	(12)	*
Cyrus D. Walker	58,470	(10)	*
Carrie A. Wheeler	65,318	(13)	*
All Current Executive Officers and Directors as a group (12 persons):	82,046,976	(14)	18.7%
*Represents beneficial ownership of less than one percent (1%) of our outstanding common stock or total voting power, as applicable.
(1)Based on a Schedule 13G filed with the SEC on July 17, 2025. The share amounts listed in the table and this footnote are based on the share amounts disclosed in the Schedule 13G as adjusted to give effect to the three-for-two stock dividend that was effected on June 30, 2025. As of June 30, 2025, BlackRock, Inc. has sole voting power over 30,337,441 shares of common stock and sole dispositive power over 31,409,860 shares of common stock. The address of the principal business office of BlackRock, Inc. is 50 Hudson Yards, New York, New York, 10001.
(2)Based on a Schedule 13G filed with the SEC on November 14, 2025. As of September 30, 2025, Janus Henderson Group plc.
has shared voting and shared dispositive power over 22,228,439 shares of common stock. The address of the principal business office of Janus Henderson Group plc is 201 Bishopsgate, EC2M 3AE, United Kingdom.
(3)This amount consists of (i) 21,240,426 shares of common stock held by MEF Holdings, LLLP; (ii) 6,137,000 shares of common stock (which includes 6,000,000 shares of common stock issuable upon conversion of Series A Preferred Stock which are convertible at any time at the option of the holder) beneficially owned by Mariposa Acquisition IV, LLC; (iii)
9,522,350 shares of common stock held by JTOO (as defined below), which Sir Martin has the sole power to vote pursuant to

37

Security Ownership
an Irrevocable Proxy Agreement, dated January 5, 2021, between himself and each of Ian G. H. Ashken and James E. Lillie, pursuant to which each of them granted Sir Martin an irrevocable proxy to vote, for so long as Sir Martin serves as a director of the Company, all shares of common stock owned, directly or indirectly, by each of them (the “2021 Proxy Agreement”);
(iv) 1,350,019 shares of common stock held by James E. Lillie, which Sir Martin has the sole power to vote pursuant to the
2021 Proxy Agreement; (v) 10,561,284 shares of common stock held by The Nancy and Ian Ashken Investment Trust LLLP
(as defined below), which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement; (vi) 353,730 shares of common stock held by The Ian G. H. Ashken Living Trust (including 300,000 shares of common stock held jointly by the
Ian G.H. Ashken Living Trust and the Nancy K. Ashken Living Trust), which Sir Martin has the sole power to vote pursuant to the 2021 Proxy Agreement; and (vii) 2,711,692 shares of common stock held by Brimstone Investments LLC, of which Sir
Martin is the manager. MEF Holdings, LLLP, the general partner of which is wholly-owned by the Martin E. Franklin Revocable
Trust of which Sir Martin is the sole settlor and trustee, holds a limited liability company interest in Mariposa Acquisition IV,
LLC and, as a result, Sir Martin may be deemed to have a pecuniary interest in 3,456,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mariposa Acquisition IV, LLC.
(4)Based on a Schedule 13G/A filed with the SEC on February 13, 2024. The share amounts listed in the table and this footnote are based on the share amounts disclosed in the Schedule 13G as adjusted to give effect to the three-for-two stock dividend that was effected on June 30, 2025. As of December 29, 2023, The Vanguard Group, Inc. has shared voting power over
441,888 shares of common stock; sole dispositive power over 30,446,983 shares of common stock and shared dispositive power over 738,681 shares of common stock. The address of the principal business office of The Vanguard Group, Inc. is 100
Vanguard Blvd., Malvern, PA 19355.
(5)This amount consists of (i) 9,522,350 shares of common stock held directly by JTOO LLC (“JTOO”) (which are subject to the
2021 Proxy Agreement but over which Mr. Lillie retains direct or indirect investment power); (ii) 1,350,019 shares of common stock held directly by Mr. Lillie (which are subject to the 2021 Proxy Agreement but over which Mr. Lillie retains direct or indirect investment power); and (iii) 4,740 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of March 20, 2026. In addition, JTOO, which is owned by the Lillie 2015 Dynasty Trust of which Mr.
Lillie is the grantor, holds a limited liability company interest in Mariposa Acquisition IV, LLC and, as a result, Mr. Lillie may be deemed to have a pecuniary interest in 15,552 shares of common stock held by Mariposa Acquisition IV, LLC and
1,152,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mariposa Acquisition IV,
LLC.
(6)This amount consists of (i) 10,561,284 shares of common stock held by the Nancy and Ian Ashken Investment Trust LLLP
(the "Ashken Investment Trust") (which are subject to the 2021 Proxy Agreement but for which Mr. Ashken retains direct or indirect investment power), the general partner of which is Nancy and Ian Ashken Investment LLC (“Ashken LLC”), of which
Mr. Ashken is the Manager; (ii) 53,730 shares of common stock held directly by the The Ian G.H. Ashken Living Trust (the
"Ashken Trust") (which are subject to the 2021 Proxy Agreement but over which Mr. Ashken retains direct or indirect investment power); (iii) 300,000 shares of common stock directly held by the Ashken Trust and the Nancy K. Ashken Living
Trust as tenants in common; and (iv) 4,740 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of March 20, 2026. In addition, the Ashken Investment Trust, the general partner of which is Ashken LLC, holds a limited liability company interest in Mariposa Acquisition IV, LLC and, as a result, Mr. Ashken may be deemed to have a pecuniary interest in 15,552 shares of common stock held by Mariposa Acquisition IV, LLC and 1,152,000 shares of common stock issuable upon conversion of Series A Preferred Stock held by Mariposa Acquisition IV, LLC.
(7)This amount consists of (i) 2,484,032 shares of common stock held directly by Mr. Becker; (ii) 196,425 shares of common stock held directly by Mr. Becker’s spouse; (iii) 859,489 shares of common stock held by The Russell A. Becker 2016 Family
Trust, of which Mr. Becker’s spouse is the trustee and over which she has sole voting and investment power; (iv) 966,075 shares of common stock held by The Patricia L. Becker Legacy Trust, of which Mr. Becker is the trustee and over which he has sole voting and investment power; (v) 797,520 shares of common stock held by The Russell A. Becker GST Trust, of which Mr. Becker’s spouse is the trustee and over which she has sole voting and investment power; (vi) 3,318 shares of common stock held by Mr. Becker’s children, whose principal residence is the same as Mr. Becker’s; and (vii) 17,501 shares of common stock held in a 401(k) retirement account for the benefit of Mr. Becker. Mr. Becker no longer has a pro rata ownership interest in shares of common stock held in an indemnification escrow account in connection with the APi
Acquisition (the “ESOP Escrow Shares”), as such shares were finally distributed in 2025.
(8)This amount includes 1,557 shares of common stock held in a 401(k) retirement account for the benefit of Mr. Jackola.
(9)This amount includes 953 shares of common stock held in a 401(k) retirement account for the benefit of Mr. Lambert.
(10)This amount includes 4,740 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of
March 20, 2026 for each of Ms. Loop, Mr. Milroy, and Mr. Walker.
(11)This amount consists of (i) 140,874 shares of common stock held directly; (ii) 125,100 shares of common stock held by a limited liability company of which Mr. Malkin is the manager; (iii) 41,700 shares of common stock held by a limited liability company of which Mr. Malkin is the manager; (iv) 7,000 shares of common stock held by a limited liability company of which
Mr. Malkin is the manager; and (v) 7,844 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of March 20, 2026.
(12)This amount includes 953 shares of common stock held in a 401(k) retirement account for the benefit of Ms. Morton.
(13)This amount includes 7,844 shares of common stock issuable in settlement of restricted stock units vesting within 60 days of
March 20, 2026 for Ms. Wheeler.
(14)This amount includes 6,000,000 shares of common stock issuable upon conversion of Series A Preferred Stock and 39,388 shares of common stock issuable upon settlement of restricted stock units vesting within 60 days of March 20, 2026.

38

PROPOSAL 2—RATIFICATION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTANTS FOR 2026 FISCAL YEAR
The Audit Committee of the Board has appointed KPMG to continue to serve as our independent registered public accounting firm for the 2026 fiscal year. KPMG has been our independent registered public accounting firm since 2019.
In the event our shareholders do not ratify the appointment of KPMG, such appointment may be reconsidered by the Audit Committee. Ratification of the appointment of KPMG to serve as our independent registered public accounting firm for the 2026 fiscal year will in no way limit the Audit
Committee’s authority to terminate or otherwise change the engagement of KPMG for the 2026 fiscal year. We expect representatives of KPMG to attend the 2026 Annual Meeting, where they will have an opportunity to make a statement, if they so desire, and will also be available to respond to appropriate questions.
Fees Billed to the Company by its Independent Registered Public Accounting Firms
The following table presents fees billed for audit and other services rendered by KPMG and in 2025 and
2024:

Services Provided	2025 (KPMG) ($)	2024 (KPMG) ($)
Audit Fees(1)	$10,996,000	$11,076,000
Audit Related Fees(2)	$2,913,000	$25,000
Tax Fees(3)	$265,000	$281,000
All Other Fees	$—	$—
Total	$14,174,000	$11,382,000
(1)Audit fees for 2025 and 2024 were for professional services rendered in connection with the audit of our consolidated financial statements, including quarterly reviews, statutory audits, and comfort letter in connection with a securities offering.
(2)The 2025 and 2024 audit-related fees were for professional services associated with other audit and attestation services.
(3)Tax fees for 2025 and 2024 were for professional services associated with tax compliance and tax consultation.
Pre-Approval Policies and Procedures for Audit and Permitted Non-Audit Services
The Audit Committee requires that it preapprove all auditing services and permitted non-audit services to be performed by its independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act, which are approved by the Audit Committee prior to the completion of the audit. Either the Chair of the Audit Committee acting alone or the other two members acting jointly may grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals will be presented to the full Audit Committee or the Board at its next scheduled meeting.
Consistent with these policies and procedures, the Audit Committee has approved all of the services rendered by KPMG during fiscal year 2025, as described above.
Audit Committee Report
The Audit Committee oversees the accounting and financial reporting processes of the Company on behalf of the Board. The Company's leadership team has primary responsibility for the Company’s financial statements, financial reporting process and internal controls over financial reporting. The independent auditors are responsible for performing an independent audit of the Company’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United
States) (“PCAOB”) and evaluating the effectiveness of internal controls and issuing reports thereon. The
Audit Committee’s responsibility is to select the independent auditors and monitor and oversee the accounting and financial reporting processes of the Company, including the Company’s internal controls over financial reporting and the audits of the financial statements of the Company.
During 2025 and the first quarter of 2026, the Audit Committee regularly met and held discussions with

39

Proposal 2—Ratification of Independent Registered Public Accountants For 2026 Fiscal Year
the Company's leadership team and the independent auditors. In the discussions related to the
Company’s financial statements for fiscal year 2025, the Company's leadership team represented to the
Audit Committee that such financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Audit Committee reviewed and discussed with the Company's leadership team and the independent auditors the audited financial statements for fiscal year 2025 and leadership’s evaluation of the effectiveness of the design and operation of disclosure controls and procedures.
In fulfilling its responsibilities, the Audit Committee discussed with the independent auditors those matters required to be discussed by the auditors with the Audit Committee under the applicable rules adopted by the PCAOB and the SEC. In addition, the Audit Committee received from the independent auditors the written disclosures and letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and the
Audit Committee discussed with the independent auditors that firm’s independence. In connection with this discussion, the Audit Committee also considered also whether the provision of services by the independent auditors not related to the audit of the Company’s financial statements for fiscal year 2025 was compatible with maintaining the independent auditors’ independence. The Audit Committee’s policy requires that the Audit Committee approve any audit or permitted non-audit service proposed to be performed by its independent auditors in advance of the performance of such service.
Based upon the Audit Committee’s discussions with management and the independent auditors and the
Audit Committee’s review of the representations of the Company's leadership team and the written disclosures and letter of the independent auditors provided to the Audit Committee, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report.
See the portion of this proxy statement titled “Sustainability and Corporate Governance—Audit
Committee” for information on the Audit Committee’s meetings in 2025.
The Audit Committee
Ian G.H. Ashken, Chair
Paula D. Loop
Carrie A. Wheeler
RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE 2026 FISCAL YEAR.

40

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE
COMPENSATION
Section 14A of the Exchange Act requires us to provide our shareholders with the opportunity to approve, on a nonbinding, advisory basis, the compensation of our NEOs, often referred to as “Say-on-
Pay.”
At the 2025 Annual Meeting, approximately 97.2% of the votes cast supported our executive compensation program. We believe that our executive compensation program continues to be consistent with our core compensation principles and is structured to assure that those principles are implemented.
We encourage you to read the entire CD&A to learn more about our executive compensation program and the impact that our financial performance has on the short-term and long-term incentive compensation earned by our executives in 2025. As described in the CD&A, our executive compensation philosophy and programs align executive compensation decisions with our desired business direction, strategy and performance and to attract and retain the key executives necessary to support the
Company’s growth and success, both operationally and strategically, and to motivate executives to achieve short- and long-term goals with the ultimate objective of creating sustainable shareholder value.
The Board recommends that you vote for the compensation paid to our NEOs in 2025 and is submitting to shareholders the following resolution for their consideration and approval at the 2026 Annual Meeting:
“RESOLVED, that, the compensation paid to the Company’s NEOs in 2025, as disclosed in this proxy statement for our 2026 Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the compensation tables and related narrative disclosure, is hereby approved.”
Shareholders’ vote on this proposal is advisory, and therefore not binding on the Company, the
Compensation Committee or the Board. However, we value the opinions of our shareholders and, accordingly, the Board and the Compensation Committee will consider the outcome of this advisory vote in connection with future executive compensation decisions.
RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS IN 2025.

41

PROPOSAL 4—ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES TO APPROVE EXECUTIVE
COMPENSATION
The Dodd-Frank Act requires us to provide our stockholders with the opportunity to vote, on an advisory, non-binding basis, for their preference as to whether future Say on Pay advisory votes on the compensation of our named executive officers should occur every one, two or three years. We are required to hold a vote on the frequency of Say on Pay proposals every six years.
After careful consideration, our Board recommends that we conduct an annual advisory vote to approve executive compensation. Our Board believes that a frequency of every year for the Say on Pay vote on the compensation of our named executive officers is the best approach for the Company and our stockholders. An annual advisory vote provides more frequent stockholder feedback to our Board and the Compensation Committee regarding our executive compensation programs and policies.
When voting on this proposal, you may indicate whether you would prefer an advisory vote every one, two or three years, or you may abstain from voting. If a majority of the votes cast do not favor one of the three frequencies, the frequency that receives the most votes will be considered by us to be the frequency favored by stockholders.
RECOMMENDATION OF THE BOARD OF DIRECTORS

✔	OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” A FREQUENCY OF “ONE YEAR” FOR FUTURE NON-BINDING STOCKHOLDER VOTES ON COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

42

OTHER MATTERS
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that our executive officers and directors, and persons who own more than 10% of a registered class of  our equity securities, file reports of ownership and changes of ownership with the SEC. Such directors, executive officers, and 10% shareholders are required by
SEC regulation to furnish us with copies of all Section 16(a) forms they file.
SEC regulation require us to identify in this proxy statement anyone who filed a required report late during the most recent fiscal year. Based solely on our review of copies of such forms that we have received, or written representations from reporting persons, we believe that during the fiscal year ended
December 31, 2025, all Section 16(a) filing requirements were satisfied on a timely basis, except that due to administrative errors, a Form 4 to report a transaction by Sir Martin Franklin in 2025 was not timely filed, a Form 4 to report two transactions by James E. Lillie during 2024 and 2025 was not timely filed and a Form 4 to report three transactions by Anthony Malkin in 2025 was not timely filed.
Requirements, including Deadlines, for Submission of Proxy Proposals, Nomination of
Directors and Other Business of Shareholders
To submit shareholder proposals to be considered for inclusion in the Company’s proxy statement, notice of annual meeting and proxy for our 2027 Annual Meeting of Shareholders pursuant to SEC Rule 14a-8, materials must be received by the Corporate Secretary at the Company’s principal office in New
Brighton, MN, no later than December 4, 2026.
The proposals must comply with all of the requirements of SEC Rule 14a-8. Proposals should be addressed to: Corporate Secretary, APi Group Corporation, 1100 Old Highway 8 NW, New Brighton,
Minnesota 55112, United States. As the rules of the SEC make clear, simply submitting a proposal does not guarantee its inclusion.
The Company’s bylaws also establish an advance notice procedure for director nominations and shareholder proposals that are not submitted for inclusion in the Company’s proxy statement, but that a shareholder instead wishes to present directly at an annual meeting. To be properly brought before our
2027 Annual Meeting of Shareholders, a notice of the director nomination or the matter the shareholder wishes to present at the meeting complying with the Company’s bylaws must be delivered to the
Corporate Secretary at the Company’s principal office in New Brighton, MN (see above), not less than 90 or more than 120 days prior to the first anniversary of the date of the 2025 Annual Meeting, except that if the 2026 Annual Meeting of Shareholders is more than 30 days before or more than 70 days after such anniversary date, such notice must be delivered not earlier than 120 days prior to such anniversary date or the 10th day following our public announcement of the date of the 2027 Annual Meeting of
Shareholders. As a result, and assuming that the 2027 Annual Meeting of Shareholders is not more than
30 days before or more than 70 days after the first anniversary of the date of the 2026 Annual Meeting, any notice given by or on behalf of a shareholder pursuant to these provisions of the Company’s bylaws
(and not pursuant to Exchange Act Rule 14a-8) must be delivered no earlier than January 15, 2027, and no later than February 14, 2027. All director nominations and shareholder proposals must comply with the requirements of the Company’s bylaws which are available in the Investor Relations section of our website at www.apigroup.com. A copy of our bylaws may also be obtained at no cost from the Corporate
Secretary of the Company.
Shareholders providing notice to the Company under the SEC’s Rule 14a-19 who intend to solicit proxies in support of nominees submitted under the advance notice provision of the Company’s bylaws for the
2027 Annual Meeting of Shareholders must comply with the advance notice deadline set forth above, the requirements of the Company’s bylaws, and the additional requirements of Rule 14a-19(b).
Other than the items of business described in this proxy statement, the Company does not expect any matters to be presented for a vote at the 2026 Annual Meeting. If you grant a proxy, the persons named as proxy holders on the proxy card or voting instruction form will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 Annual Meeting. If, for any unforeseen reason, any one or more of the Company’s nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.
Our Board or the chair of the Annual Meeting may refuse to allow the transaction of any business or the consideration of any director nomination not made in compliance with the Company’s bylaws.

43

Other Matters
List of Shareholders Entitled to Vote at the 2026 Annual Meeting
The names of shareholders of record entitled to vote at the 2026 Annual Meeting will be available at the
Company’s principal office in New Brighton, MN, for a period of ten (10) days before the 2026 Annual
Meeting and continuing through the 2026 Annual Meeting. The list will also be made available during the
2026 Annual Meeting.
Expenses Relating to this Proxy Solicitation
This proxy solicitation is being made by the Company, and we will pay all expenses relating to this proxy solicitation. In addition to this solicitation, our officers, directors, and team members may solicit proxies by telephone, personal call or electronic transmission without extra compensation for that activity. We also expect to reimburse our transfer agent, banks, brokers, and other persons for reasonable out-of-
pocket expenses in forwarding proxy materials to beneficial owners of our common stock and obtaining the proxies of those owners. We have engaged Sodali & Co. (“Sodali”) as our proxy solicitor at an anticipated cost of approximately $13,000 plus reasonable out-of-pocket expenses and fees for optional services. This estimate is subject to the final solicitation campaign approved by us and Sodali.
Communication with Our Board of Directors
Any shareholder or other interested party who desires to contact any member of the Board (or our Board as a group) may do so in writing to: Co-Chairs of the Board, APi Group Corporation, c/o Corporate
Secretary, 1100 Old Highway 8 NW, New Brighton, MN 55112.
Communications are distributed to the Board, or to any individual directors as appropriate, depending on the facts and circumstances outlined in the communication.
Householding
Some brokers, banks or other intermediaries may be participating in the practice of “householding” our proxy materials. Under this procedure, which has been approved by the SEC, shareholders who have the same address and last name will receive only one copy of our Notice of Internet Availability of Proxy
Materials (the “Notice”) or proxy statement and annual report, as applicable, unless contrary instructions have been received from the affected shareholders. This procedure will reduce our printing costs and postage fees. We do not household for our shareholders of record.
Once you have received notice from your broker, bank or other intermediary that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of our Notice or proxy statement and annual report, as applicable, or if you are receiving multiple copies of any of these documents and wish to receive only one, please notify your broker, bank or other intermediary.
We will deliver promptly upon written or oral request a separate copy of our Notice, proxy statement and/or annual report to a shareholder at a shared address to which a single copy was delivered. For copies of any of these documents, shareholders should contact us using the contact information set forth below under “Available Information.”
Available Information
We will deliver without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Notice, this proxy statement and our Annual Report. A request for a copy of any of these documents should be directed to APi Group Corporation, 1100 Old Highway 8 NW, New Brighton,
MN 55112, Attention: Secretary, Telephone: (651) 636-4320.
In addition, copies of the charters of each of the Audit Committee, Compensation Committee and
Nominating and Corporate Governance Committee, together with certain other corporate governance materials, including our Business Conduct and Ethics Policy and Code of Ethics for Senior Financial
Officers, can be found under the Investor Relations—Corporate Governance section of our website at
www.apigroup.com and such information is also available in print to any shareholder who requests it through the methods listed above.

44

QUESTIONS AND ANSWERS ABOUT VOTING AT THE 2026
ANNUAL MEETING AND RELATED MATTERS

Q:	Who can attend the 2026 Annual Meeting?
A:
Shareholders of record as of the Record Date (March 20, 2026), beneficial owners with control numbers or legal proxies obtained from the shareholders of record as of the Record Date, and guests may attend the 2026 Annual Meeting virtually. See the Notice of 2026 Annual Meeting for additional information on how to gain access to the 2026 Annual Meeting.
If your shares are registered directly in your name with our transfer agent, Computershare, you are a “registered holder,” which means you are the shareholder of record with respect to those shares.
If your shares are held by a bank or broker, the bank or broker is the shareholder of record. You are the “beneficial owner” (and hold your shares in “street name”) and the bank or broker is your “nominee.”
If you hold shares as a participant in the (1) APi Group 401(k) & Profit Sharing Plan, (2) APi
Group Safe Harbor 401(k) & Profit Sharing Plan, and/or (3) the Vipond Inc. Employees’ Profit
Sharing Plan (collectively, “employee benefit plans”), the plan trustee of the applicable plan is the shareholder of record and your nominee.

Q:	Who may vote at the 2026 Annual Meeting?
A:
You are receiving this proxy statement, the accompanying proxy card or voting instruction form and our annual report to shareholders because you own shares of common stock or shares of
Series A Preferred Stock (the “Series A Preferred Stock”) of APi Group Corporation that entitle you to vote at the 2026 Annual Meeting.
If you are a participant in an employee benefit plan, you may vote in advance of the 2026
Annual Meeting (as described below under “How do I Vote?”) and, if you do, your vote will be counted at that meeting; however, except as otherwise described below, you will not be able to vote at the 2026 Annual Meeting.
With that exception, anyone owning shares of common stock or Series A Preferred Stock at the close of business on the Record Date may vote electronically at the 2026 Annual Meeting. You may cast at or prior to the 2026 Annual Meeting (1) one vote for each share of common stock held by you on the Record Date and (2) one vote for each share of Series A Preferred Stock held by you on the Record Date, on all items of business presented in this proxy statement and at the 2026 Annual Meeting. Each share of Series A Preferred Stock will entitle the holder thereof to vote together with the holders of common stock as a single class. As of the close of business on the Record Date, we had (a) 432,544,896 shares of common stock issued and outstanding, and (b) 4,000,000 shares of Series A Preferred Stock issued and outstanding. Each share of common stock and Series A Preferred Stock is entitled to one vote per share.

45

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q:	How do I vote?
A:
Registered Holder: If you are a registered holder, there are four ways to vote:
•Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the proxy card or voting instruction form mailed to you.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form and returning it in the envelope provided.
•During the Meeting. To vote during the the 2026 Annual Meeting, you must attend the meeting virtually as a shareholder. Please see the information below for how to attend the
2026 Annual Meeting. If you attend the 2026 Annual Meeting as a shareholder, you can follow the online instructions to vote your shares during the meeting.
Beneficial Owners: If you are a beneficial owner of shares held in “street name,” a proxy card or voting instruction form has been forwarded to you by your broker or other nominee. You have the right to direct your broker or other nominee on how to vote your shares by following the instructions on the proxy card or voting instruction form, which generally provides four ways to vote:
•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card or voting instruction form provided by your broker or other nominee. The availability of Internet voting may depend on the voting process of your broker or other nominee.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form provided by your broker or other nominee and returning it in the envelope provided.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•During the Annual Meeting. To vote your shares during the 2026 Annual Meeting, you must follow the instructions provided by your broker or other nominee and attend the meeting as a shareholder. Please see “How can I attend the 2026 Annual Meeting” below for information on how to attend the meeting as a shareholder to vote your shares during the meeting.
If you attend the 2026 Annual Meeting as a guest, you will not be able to vote your shares during the meeting.
If you vote over the Internet or by telephone, you do not need to return your proxy card or voting instruction form. Internet and telephone voting for shareholders will be available 24 hours a day, and will close at 10:59 p.m., Central Time, on May 14, 2026. Even if you plan to attend the 2026 Annual Meeting virtually, the Company recommends that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the 2026 Annual Meeting.

46

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q:	How do I vote? (Continued)
A:
Shares Held in Your Account under the APi Group 401(k) & Profit Sharing Plan, the
APi Group Safe Harbor 401(k) & Profit Sharing Plan or the Vipond Inc. Employees’
Profit Sharing Plan. If you are a participant or beneficiary with an account in one or more of
(1) the APi Group 401(k) & Profit Sharing Plan, (2) the APi Group Safe Harbor 401(k) & Profit
Sharing Plan and/or (3) the Vipond Inc. Employees’ Profit Sharing Plan, you will be permitted to direct the applicable plan trustee(s) or other intermediary as to how any shares held in your plan account as of the Record Date should be voted at the 2026 Annual Meeting.
You have the right to direct your nominee(s) or other intermediary on how to vote your shares by following the instructions on the proxy card or voting instruction form forwarded to you by your nominee(s), which generally provides three ways to vote:
•Via the Internet. You may vote by proxy via the Internet by visiting www.proxyvote.com and entering the control number found on the proxy card or voting instruction form provided by your nominee. The availability of Internet voting may depend on the voting process of your nominee.
•By Telephone. You may vote by proxy by calling the toll-free number found on the proxy card or voting instruction form.
•By Mail. You may vote by proxy by filling out the proxy card or voting instruction form provided by your nominee and returning it in the envelope provided.
Earlier Voting Deadlines for Participants in Certain Employee Benefit Plans. Because the
employee benefits plans’ trustee(s) or other intermediary will vote on your behalf, and in accordance with your directions, except as noted below, you will not be able to vote during the
2026 Annual Meeting and must vote by following deadlines:
•Votes of shares held in a APi Group 401(k) & Profit Sharing Plan or APi Group Safe Harbor
401(k) & Profit Sharing Plan account must be made by 10:59 p.m. (Central Time) on May
12, 2026.
•Votes of shares held in a Vipond Inc. Employees’ Profit Sharing Plan account must be made by 10:59 p.m. (Central Time) on May 14, 2026 in order to vote prior to the 2026 Annual
Meeting, or you may vote during the meeting. See “How can I attend the 2026 Annual
Meeting” below for information on how to attend the meeting as a shareholder to vote your shares during the meeting.

47

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q.	How can I attend the 2026 Annual Meeting?
A.
The 2026 Annual Meeting will be held in a virtual-only format via live webcast. No physical meeting will be held.
To access the 2026 Annual Meeting, please visit www.virtualshareholdermeeting.com/APG2026.
You may begin logging into the 2026 Annual Meeting on the day of the meeting at 8:15 a.m.,
Central Time, 15 minutes in advance of the start of the meeting. We encourage you to access the meeting prior to the start time and allow ample time for the check-in procedures.
You may log in using one of two options: (1) join as a guest or (2) join as a shareholder. To join as a guest, you will need to enter the information requested on the screen to register as a guest. If you enter the meeting as a guest, you will not be able to vote your shares or submit questions during the meeting.
If you were a registered holder or a beneficial owner as of the Record Date, you may join the
2026 Annual Meeting as a shareholder by entering the 16-digit control number found on the proxy card or voting instruction form previously received in connection with the 2026 Annual
Meeting. If you are a beneficial owner as of the Record Date and you do not have a 16-digit control number, you should contact your bank, broker or other nominee (preferably at least 5 days before the meeting) and obtain a “legal proxy” in order to be able to attend and participate in the meeting. You must join the meeting as a shareholder to vote your shares or submit questions during the meeting.
If you were a participant in an employee benefit plan and you have a control number, you may join the 2026 Annual Meeting as a shareholder using that control number. Otherwise, you may join the meeting as a guest.

Q.	What if I need technical assistance accessing the virtual-only meeting?
A.
The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox,
Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Beginning 15 minutes prior to the meeting start, technicians will be available to assist you with any technical difficulties you may have accessing the virtual meeting webcast. If you encounter any difficulties accessing the webcast, please call the technical support number that will be posted on the annual meeting website log-
in page located at www.virtualshareholdermeeting.com/APG2026.

Q.	How do I ask questions at the 2026 Annual Meeting?
A.
Shareholders will have the ability to submit questions during the 2026 Annual Meeting via the meeting website at www.virtualshareholdermeeting.com/APG2026 by following the instructions available on the meeting page. Questions relevant to 2026 Annual Meeting matters will be answered during the meeting, subject to time constraints. To ensure that as many shareholders as possible are able to ask questions during the 2026 Annual Meeting, each shareholder will be permitted no more than two questions. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together. If you join the meeting as a guest, you will not be able to ask questions.
Responses to questions relevant to 2026 Annual Meeting matters that are not answered during the meeting will be posted on the Company’s Investor Relations webpage.

48

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q.	How do I obtain electronic access to the proxy materials?
A.
This proxy statement and our Annual Report are available to shareholders free of charge at
http://materials.proxyvote.com/00187Y.
If you are a beneficial owner or a participant in an employee benefit plan, you may be able to elect to receive future annual reports or proxy statements by email. For information regarding electronic delivery of proxy materials for shares held in “street name” or in an employee benefit plan, you should contact your broker or other nominee.

Q.	What constitutes a quorum, and why is a quorum required?
A.
State law requires that we have a quorum of shareholders present in person or by proxy for all items of business to be voted at the 2026 Annual Meeting. The presence at the 2026 Annual
Meeting, in person or by proxy, of the holders of a majority in voting power of the shares of common stock and Series A Preferred Stock issued and outstanding and entitled to vote on the
Record Date will constitute a quorum, permitting us to conduct the business of the 2026 Annual
Meeting. Proxies received but marked as abstentions, if any, and broker non-votes (described below) will be included in the calculation of the number of shares considered to be present at the 2026 Annual Meeting for quorum purposes. If we do not have a quorum, then the person presiding over the 2026 Annual Meeting or the shareholders present at the 2026 Annual Meeting may, by a majority in voting power thereof, adjourn the meeting from time to time, as authorized by our bylaws, until a quorum is present.

Q.	What am I voting on?
A.	Those entitled to vote are asked to vote on the following four proposals. Our Board’s recommendation for each of these proposals is set forth below:
	Proposal	Board Recommendation
	1.To elect nine directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders	FOR each Director Nominee
	2. To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2026 fiscal year.	FOR
	3. To approve, on an advisory basis, the compensation of our NEOs	FOR
	4. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our NEOs	FOR 1 YEAR
We will also consider other proposals that properly come before the 2026 Annual Meeting in accordance with our bylaws.

Q.	Is my vote confidential?
A.
Yes. We encourage shareholder participation in corporate governance by ensuring the confidentiality of shareholder votes. We have designated Broadridge Financial Solutions, Inc. as inspector to receive and tabulate shareholder votes. Your vote on any particular proposal will be kept confidential and will not be disclosed to us or any of our officers or employees except (1)
where disclosure is required by applicable law, (2) where disclosure of your vote is expressly requested by you or (3) where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxies, ballots or votes, or as to the accuracy of any tabulation of such proxies, ballots or votes. Aggregate vote totals will be disclosed to us from time to time and publicly announced following the 2026 Annual Meeting.

49

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q.	What happens if additional matters are presented at the 2026 Annual Meeting?
A.
Our bylaws provide that items of business may be brought before the 2026 Annual Meeting only
(1) pursuant to the Notice of 2026 Annual Meeting (or any supplement thereto) included in this proxy statement, (2) by or at the direction of the Board, or (3) by a shareholder of the
Company who was a shareholder at the time proper notice of such business is delivered to our
Corporate Secretary, who is entitled to vote at the meeting and who complies with the notice procedures set forth in our bylaws. Other than the four items of business described in this proxy statement, we are not aware of any other business to be acted upon at the 2026 Annual
Meeting as of the date of this proxy statement. If you grant a proxy, the persons named as proxy holders, Russell A. Becker, G. David Jackola and Louis B. Lambert, will have the discretion to vote your shares on any additional matters properly presented for a vote at the 2026 Annual
Meeting in accordance with Delaware law and our bylaws.

Q.	How many votes are needed to approve each proposal?
A.	The table below sets forth, for each proposal described in this proxy statement, the vote required for approval of the proposal, assuming a quorum is present:
	Proposal	Vote Required
	1.To elect nine directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders	The majority of votes cast
	2. To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2026 fiscal year.	The majority of votes cast
	3. To approve, on an advisory basis, the compensation of our NEOs	The majority of votes cast
	4. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our NEOs	The majority of votes cast

Q.	What if I am a registered holder and I return my proxy without making any selections?
A.
If you are a registered holder and sign and return your proxy card or voting instruction form without making any selections, your shares will be voted “FOR” all director nominees, “FOR”
proposals 2 and 3, and "FOR 1 YEAR" on Proposal 4. If other matters properly come before the
2026 Annual Meeting, Russell A. Becker, G. David Jackola and Louis B. Lambert will have the authority to vote on those matters for you at their discretion. As of the date of this proxy statement, we are not aware of any matters that will come before the 2026 Annual Meeting other than those disclosed in this proxy statement.

50

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q.	What if I am a beneficial owner and I do not give the broker or other nominee voting instructions?
A.
If you are a beneficial owner and your shares are held in the name of a broker or other nominee, such nominee is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal if the broker has not received voting instructions from you. Brokers have the authority to vote shares for which their customers do not provide voting instructions on certain “routine” matters. A broker non-vote occurs when a broker or other nominee who holds shares for another does not vote on a particular item because the nominee does not have discretionary voting authority for that item and has not received voting instructions from the beneficial owner of the shares. Broker non-
votes are included in the calculation of the number of votes considered to be present at the
2026 Annual Meeting for purposes of determining the presence of a quorum but are not considered a vote cast.
The table below sets forth, for each proposal described in this proxy statement, whether a broker can exercise discretion and vote your shares absent your instructions and if not, the impact of such broker non-vote on the approval of the applicable proposal

	Proposal	Can Brokers Vote Absent Instructions?	Impact of Broker Non-Vote
	1.To elect nine directors for a one-year term expiring at the 2027 Annual Meeting of Shareholders	No	None
	2. To ratify the appointment of KPMG LLP ("KPMG") as our independent registered public accounting firm for the 2026 fiscal year.	Yes	Not Applicable
	3. To approve, on an advisory basis, the compensation of our NEOs	No	None
	4. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our NEOs	No	None

Q.	What if I am a participant in an employee benefit plan and I do not give the nominee voting instructions?
A.
If you are a participant in an employee benefit plan and you do not provide voting instructions
(or your instructions are incomplete or unclear) as to one or more of the matters to be voted on, the unvoted shares in your account will be treated as follows:
•The APi Group 401(k) & Profit Sharing Plan and APi Group Safe Harbor 401(k) & Profit Sharing
Plan. The trustee will vote shares in your account with respect to each applicable proposal in the same proportion for which the trustee received timely, complete and clear voting instructions.
•The Vipond Inc. Employees’ Profit Sharing Plan. The intermediary will vote only those shares for which it received timely, complete and clear voting instructions. The intermediary will not vote unvoted shares in your account.

Q.	What if I abstain on a proposal?
A.
If you sign and return your proxy card or voting instruction form marked “Abstain” on any proposal, your shares will not be voted on that proposal. Marking “Abstain” with respect to any of the proposals described in this proxy statement will not have any impact on the approval of the applicable proposal.

51

Questions and Answers About Voting at the 2026 Annual Meeting and Related Matters

Q.	Can I change my vote or revoke my proxy after I have delivered my proxy card or voting instruction form?
A.
Yes.
If you are a registered holder, you may change your vote or revoke your proxy by (1) voting in person at the 2026 Annual Meeting, (2) delivering to the Corporate Secretary (at the address indicated below) a revocation of proxy or (3) executing a new proxy bearing a later date.
Corporate Secretary
APi Group Corporation
1100 Old Highway 8 NW
New Brighton, MN 55112
If you are a beneficial owner, you must follow the instructions provided by your broker or other nominee to change your vote or revoke your proxy.
If you are a participant in an employee benefit plan, you may change your vote or revoke your proxy by executing a new proxy bearing a later date, prior to the voting cutoff date for the applicable plan.

Q.	If I am a registered holder or a beneficial owner and I plan to attend the 2026 Annual Meeting, should I still vote by proxy?
A.
Yes. Casting your vote in advance does not affect your right to attend the 2026 Annual Meeting.
If you vote in advance and also attend the 2026 Annual Meeting, you do not need to vote again at the 2026 Annual Meeting unless you want to change your vote. Please see the information above under “How do I vote?” for information on how to vote.

Q.	Am I entitled to dissenter’s rights?
A.	No. Delaware General Corporation Law does not provide for dissenter’s rights in connection with the matters being voted on at the 2026 Annual Meeting.

Q.	Where can I find voting results of the 2026 Annual Meeting?
A.
We will announce the voting results for the proposals at the 2026 Annual Meeting and publish final detailed voting results in a Form 8-K filed with the SEC within four business days after the
2026 Annual Meeting.

Q.	Who should I call with other questions?
A.	If you have any questions about this proxy statement or the 2026 Annual Meeting, or need assistance voting your shares, please contact our proxy solicitor, Sodali & Co at 1-800-662-5200.

A-1

Appendix A
APi Group Corporation
Reconciliations of GAAP to Non-GAAP Financial Measures
EBITDA and adjusted EBITDA (non-GAAP)
(Amounts in millions)
(Unaudited)
The Company supplements the reporting of its consolidated financial information with certain financial measures including adjusted EBITDA, a non-GAAP financial measure, which is defined as earnings before interest, taxes, depreciation and amortization, excluding the impact of certain non-cash and other specifically identified items, and including corporate costs and eliminations. Adjusted EBITDA margin is calculated as adjusted EBITDA divided by net revenues. The Company believes these measures provide meaningful information and help investors understand the Company’s financial results and assess its prospects for future performance. The Company uses adjusted EBITDA to evaluate its performance, both internally and as compared with its peers, because these measures exclude certain items that may not be indicative of the Company’s core operating results.

		For the Year Ended December 31,
		2025	2024	2023
Net income (as reported)		$302	$250	$153
Adjustments to reconcile net income to EBITDA:
Interest expense, net		141	146	145
Income tax provision		111	80	79
Depreciation and amortization		327	302	303
EBITDA		$881	$778	$680
Adjustments to reconcile EBITDA to adjusted EBITDA:
Contingent consideration and compensation	(a)	2	3	14
Non-service pension cost (benefit)	(b)	19	22	(12)
Systems and business enablement	(c)	96	—	—
Business process transformation expenses	(d)	4	52	30
Acquisition and divestiture related expenses	(e)	24	13	7
Restructuring program related costs	(f)	14	32	46
Other	(g)	1	(7)	17
Adjusted EBITDA		$1,041	$893	$782
Net revenues		$7,911	$7,018	$6,928
Adjusted EBITDA as a % of net revenues		13.2%	12.7%	11.3%

2023-2025 PSU Reconciliation
Adjusted EBITDA		$1,041	$893	$782
Constant Currency Adjustment	(h)	(6)	1	1
2023-2025 PSU Adjusted EBITDA		$1,035	$894	$783

2025 Short-Term Incentive Reconciliation
Adjusted EBITDA		$1,041
Constant Currency Adjustment	(i)	$(23)
2024 Incentive Adjusted EBITDA		$1,017
Notes:
(a)Adjustment to reflect the elimination of the expense attributable to one-time deferred consideration to prior owners of acquired businesses.
(b)Adjustment to reflect the elimination of non-service pension cost (benefit), which consists of interest cost, expected return on plan assets and amortization of actuarial gains/losses.
(c)Adjustment to reflect the elimination of non-recurring expenses related to new systems implementations, information

A-2

Appendix A
technologies, and other new capabilities.
(d)Adjustment to reflect the elimination of expenses associated with the integration and reorganization of newly acquired businesses and non-operational costs related to technology and business enhancements, including systems and process development costs.
(e)Adjustment to reflect the elimination of transaction costs, integration costs, and gains and losses related to potential and completed acquisitions and divestitures.
(f)Adjustment to reflect the elimination of expenses associated with restructuring programs and related costs.
(g)Adjustment includes various miscellaneous non-recurring items, such as the gains and losses on the sale of buildings, elimination of changes in fair value estimates to acquired liabilities, and miscellaneous capital market activities.
(h)Adjustment to exclude the impacts of fluctuations in foreign currency translation over the three-year performance period.
When the Compensation Committee established the 2023-2025 PSU program design it was decided that for purposes of determining PSU results the adjusted EBITDA should be calculated at constant currency to show financial results without giving effect to currency fluctuations. This constant currency adjustment was calculated utilizing year-end results translated into US dollars at the 2023 management exchange rates.
(i)Adjustment to exclude the impact of fluctuations in foreign currency translation for the year. When the Compensation
Committee established the 2025 STI program design it was decided that for purposes of determining STI results the adjusted
EBITDA should be calculated at constant currency to show financial results without giving effect to currency fluctuations. This constant currency adjustment was calculated utilizing year-end results translated into US dollars at the 2025 management exchange rates.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com

V90005-P42813-Z91841-Z91842

Notice of 2026 Annual Meeting of Shareholders
Proxy Solicited by Board of Directors for Annual Meeting — May 15, 2026

Non-Plan Shareholders

Russell A. Becker, G. David Jackola and Louis B. Lambert, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of APi Group Corporation to be held on May 15, 2026 at 8:30 a.m. Central or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the shareholder. If no such directions are indicated, the Proxies will have authority to vote "FOR" the director nominees in Proposal 1, "FOR" Proposals 2 and 3, and "1 YEAR" for Proposal 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Participants in Employee Benefit Plans

The undersigned participant in one or more of the Plans below hereby directs the Trustee for the applicable Plan(s) to vote all shares of Common Stock of APi Group Corporation allocated to the undersigned's account under the Plan(s) at the 2026 Annual Meeting of Shareholders to be held on May 15, 2026 and at any adjournment thereof, upon such business as may properly come before the meeting, including the proposals described in the Proxy Statement, a copy of which has been received by the undersigned, and on matters incidental to the conduct of the meeting.

For Participants in (1) the APi Group 401(k) & Profit Sharing Plan and/or (2) the APi Group Safe Harbor 401(k) & Profit Sharing Plan
You must vote these shares no later than 10:59 p.m. Central on May 12, 2026

For Participants in the Vipond Inc. Employees' Profit Sharing Plan
You must vote these shares no later than 10:59 p.m. Central on May 14, 2026

Continued and to be signed on reverse side

API GROUP CORPORATION
ATTN: LOUIS B. LAMBERT
1100 OLD HIGHWAY 8 NW
NEW BRIGHTON, MN 55112-6447

SCAN TO
VIEW MATERIALS & VOTE

VOTING DEADLINES

For Participants in (1) the APi Group 401(k) & Profit Sharing Plan and/or (2) the APi Group Safe Harbor 401(k) & Profit Sharing Plan:
You must vote these shares no later than 10:59 p.m. Central on May 12, 2026.

For Participants in the Vipond Inc. Employees' Profit Sharing Plan:
You must vote these shares no later than 10:59 p.m. Central on May 14, 2026.

VOTING OPTIONS

Vote By Internet
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/APG2026**

You may attend the meeting via the Internet and, except as noted in the proxy statement for the meeting, vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Phone - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Have your proxy card in hand when you call and then follow the instructions.

Vote By Mail
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
Your vote must be received by the voting deadlines above.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V90004-P42813-Z91841-Z91842 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

API GROUP CORPORATION

The Board of Directors recommends you vote FOR the following proposals:

Nominees:	**For**	**Against**	**Abstain**
1a. Sir Martin E. Franklin	☐	☐	☐
1b. James E. Lillie	☐	☐	☐
1c. Ian G.H. Ashken	☐	☐	☐
1d. Russell A. Becker	☐	☐	☐
1e. Paula D. Loop	☐	☐	☐
1f. Anthony E. Malkin	☐	☐	☐
1g. Thomas V. Milroy	☐	☐	☐
1h. Cyrus D. Walker	☐	☐	☐
1i. Carrie A. Wheeler	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	**1 Year**	**2 Years**	**3 Years**	**Abstain**
4. To approve, on an advisory basis, the frequency of future advisory votes to approve the compensation of our named executive officers.	☐	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date